NUVEEN Exchange-Traded Funds

JULY 31, 1998

           ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NAZ
Arizona

NUM
NMP
Michigan

NUO
Ohio

NTX
Texas

Highlights
As of July 31, 1998

CREDIT QUALITY                   PERFORMANCE HIGHLIGHTS
================================================================================

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)



Pie Chart:
AAA/Pre-refunded                 63%
AA                               22%
A                                 6%
BBB/NR                            9%



                                   o Taxable-equivalent yield of 7.67%*
                                   o One-year total return on net asset value
                                     of 6.14%
                                   o Steady dividend for 18 consecutive months

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)

Pie Chart:
AAA/Pre-refunded                 58%
AA                               32%
A                                 7%
BBB/NR                            3%

                                   o Taxable-equivalent yield of 8.35%*
                                   o One-year total return on net asset value
                                     of 5.97%
                                   o Steady dividend for 38 consecutive months

Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

Pie Chart:
AAA/Pre-refunded                 53%
AA                               34%
A                                10%
BBB/NR                            3%

                                   o Taxable-equivalent yield of 8.24%*
                                   o One-year total return on net asset value
                                     of 6.62%
                                   o Steady dividend for 12 consecutive months

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

Pie Chart:
AAA/Pre-refunded                 65%
AA                               17%
A                                 7%
BBB/NR                           11%

                                   o Taxable-equivalent yield of 8.38%*
                                   o One-year total return on net asset value
                                     of 6.53%
                                   o Steady dividend for 12 consecutive months

Nuveen Texas Quality Income Municipal Fund (NTX)

Pie Chart:
AAA/Pre-refunded                 61%
AA                               16%
A                                14%
BBB/NR                            9%

                                   o Taxable-equivalent yield of 8.32%*
                                   o One-year total return on net asset value
                                     of 6.27%
                                   o Outperformed Lehman Brothers Municipal
                                     Bond Index for the one-year period**




*For investors in the 31% federal and applicable state income tax bracket. See your funds' performance overview in this report for more information.

**The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

   CONTENTS
 1 Dear Shareholder
 4 NAZ Commentary & Overview
 6 NUM Commentary & Overview
 8 NMP Commentary & Overview
10 NUO Commentary & Overview
12 NTX Commentary & Overview
14 Report of Independent Auditors
15 Portfolio of Investments
34 Statement of Net Assets
35 Statement of Operations
36 Statement of Changes in Net Assets
38 Notes to Financial Statements
42 Financial Highlights
44 Building Better Portfolios
45 Fund Information

Photo of:
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD



Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

CHART OF:
BOND BUYER 40 CHART

Dear Shareholder
I'm pleased to share with you this performance report for your Nuveen municipal bond fund. Over the past 12 months, each of the funds in this report continued to perform well and meet its primary objective of providing you with competitive levels of tax-free income. The funds benefited from the strong market in fixed income securities, as investor demand for quality, high-yielding investments such as the Nuveen exchange-traded funds led to higher share prices over the past year. As of July 31, 1998, all of the funds covered in this report were trading near or above their net asset values. Competitive tax-free income, enhanced by strong share price performance, illustrates once again that municipal bonds provide an excellent investment for income-oriented investors.


THE ECONOMY IN REVIEW
Over the past year, the markets have endured periods of volatility, largely due to aftershocks from the Asian financial crisis. Investors responded by seeking a haven from the ongoing uncertainty in more conservative investments such as municipal bond funds. The funds' competitive yields have stimulated additional interest in these investments in a market where interest rates continue to trend downward.

During this period, the market for exchange-traded municipal bond funds has been exceptionally strong. Closed-end funds continue to represent a bright spot among fixed-income funds due to several factors. First, these funds have paid competitive current market yields in a market that places a high premium on yield. In addition, the funds have maintained excellent levels of call protection, resulting in stable income streams. The very nature of exchange-traded funds helps them retain call protection and competitive yields because, unlike mutual funds, the portfolio managers of exchange-traded funds can focus on maintaining a fully invested portfolio with no worries about raising cash for redemption requirements. As a result of these qualities, demand for the funds has remained strong.

A review of the economic picture for the past 12 months shows that much of the decline in interest rates resulted from expectations that the financial turmoil in Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. Thanks to a strong dollar and weak commodity prices, these inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.7% for the 12 months ended July 1998, among its lowest levels in years.

Currently, the fundamentals of the bond market - inflation, economic growth, interest rates, and supply - are all at levels conducive to continued strong demand for U.S. bonds. This should keep prices high and rates relatively low, helping to prolong the U.S. economic expansion. In coming months, we will continue to watch several key factors affecting the future of the economy, including the demand for goods and services, the availability of qualified employees, and indications from the Federal Reserve. We expect that these factors will influence the tone of the fixed-income markets during the remainder of the year.

MUNICIPAL MARKET REVIEW
While the declining interest rate environment drove yields on 30-year Treasuries to historic lows, the story in the municipal market was quite different. Over the past year, as yields on the long bond reached their lowest levels since the U.S. government began selling these bonds in 1977, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell only 19 basis points - from 5.45% to 5.26% - compared with a dramatic 74-point drop in the Treasury yield. Although muni rates have continued to fall in recent months, they still provide an attractive opportunity for income-seeking investors. As you can see in the accompanying chart, municipal bonds have offered very attractive taxable-equivalent yields when compared with Treasury bonds, especially for investors in the higher income tax brackets.

One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by both international and conservative investors. As problems in Asia continued to mount and the dollar strengthened against Asian currencies, the demand for U.S.-dollar denominated Treasury securities increased overseas. Similarly, conservative investors made a "flight to quality" in search of shelter from Asian concerns by moving assets into high-quality U.S. Treasury Bonds. In addition, the federal budget surplus has caused a cutback in issuance at that level, leaving fewer bonds to meet the strong demand.

In the municipal market, the continued strength of the U.S. economy helped boost the credit quality of many municipal bonds over the past 12 months. With the improvements in the fundamental financial health of many municipalities, bond credit upgrades by major credit rating agencies exceeded downgrades by significant margins. This enhanced credit quality also contributed to the funds' performance, as the upgraded bonds increased in value.

The combination of low interest rates and a strong economy stimulated a robust pace in new municipal issuance and a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% from last year. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. The high level of recent issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those undervalued securities that they believe will help the funds achieve their investment objectives.


DIVERSIFICATION: THE KEY TO A BETTER PORTFOLIO
In the months ahead, we believe that investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio - one that balances different types of investments, risk levels, and tax management - can help cushion your investments against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. The funds also work well with other Nuveen investments, creating the foundation for a diversified, well-balanced portfolio. Recent studies by Nuveen's research team have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about diversifying your portfolio with equity and balanced funds from Nuveen's ever-expanding selection of products and services. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced, tax-efficient portfolio designed to achieve your financial goals.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. We thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

September 15, 1998



Sidebar text: "Competitive levels of tax-free income, enhanced by strong share price performance, illustrate once again that municipal bonds provide an excellent investment for income-oriented investors."



Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced, tax-efficient portfolio designed to achieve your financial goals."

Nuveen Arizona Premium Income Municipal Fund, Inc.
Portfolio Manager's Comments

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES THE MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND. MIKE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND
ON JULY 1, 1998, AS PART OF NUVEEN'S EFFORT TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. MIKE IS A SEVEN-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE MUNICIPAL BOND FUNDS.



ARIZONA STATE UPDATE
In response to high population growth and low interest rates, municipal bond issuance in the state for the first six months of 1998 increased by 40% over the same period in 1997. Even though supply has been heavy, it still has not managed to keep pace with the extremely strong demand for municipal debt in Arizona. High demand has, in turn, driven prices for Arizona municipal bonds higher.

FUND PERFORMANCE
For the year ended July 31, 1998, the Nuveen Arizona Premium Income Municipal Fund (NAZ) produced a total return on net asset value of 6.14%, outperforming the Lehman Brothers Municipal Bond Index's annual return of 5.99% and providing a taxable-equivalent total return of 9.03% for investors in the combined 34.3% federal and state income tax bracket. The majority of the Arizona fund's outperformance can be attributed to its longer leverage-adjusted duration of
8.29 years, compared with the unleveraged index's 7.16 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates and market rallies, longer duration enabled NAZ to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

Despite the low interest rate environment of the past year, good call protection helped support the fund's dividend and protect income from erosion. This fund has now provided shareholders with 18 consecutive months of steady income. As of July 31, 1998, the fund offered a very competitive current market yield of 5.04%, which translates to 7.67% on a taxable-equivalent basis for investors in the combined 34.3% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for high-quality, high-yielding funds such as NAZ benefited the fund's share price, increasing its premium dramatically - by approximately 590 basis points - over the year. As of July 31, the fund was trading at a premium of 6.53% above its net asset value.

KEY STRATEGIES
The credit quality of most of the bonds available in the Arizona market is relatively high, and bonds rated AAA and AA constitute more than 85% of the fund's portfolio. Over the past year, we maintained this high standard, adding lower-rated bonds only when they offered exceptional value. In addition, the continued population growth in Arizona has resulted in heavy issuance in the essential services sector, affording us more opportunities to find value. We were also able to buy insured bonds at relatively low prices because of the competitive insurance environment in the state.

We also focused on extending the duration and call protection of the fund by selling selected pre-refunded bonds. These bonds, which naturally have a shorter duration, were scheduled to be called from the portfolio within the next few years. Replacing them with bonds offering longer call protection helped support the strength of the dividend.

OUTLOOK FOR THE FUTURE
Over the coming months, our focus will be on maintaining the fund's call protection, reinvesting proceeds from bond calls and sales into attractive bonds, and further strengthening support for the dividend. Given a continuation of the current interest rate environment, we expect supply to remain heavy, although even a slight increase in rates could slow both new issuance and pre-refunding volume. Current market conditions - including continued volatility in the equity markets and the excellent municipal-to-Treasury ratio - all favor increased investor demand for municipal bonds in the months ahead.

Nuveen Arizona Premium Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1998

NAZ

PORTFOLIO STATISTICS
==================================================
Inception Date                               11/92
--------------------------------------------------
Share Price                                16 7/16
--------------------------------------------------
Net Asset Value Per Share                   $15.43
--------------------------------------------------
Current Market Yield                         5.04%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           7.30%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      7.67%
--------------------------------------------------
Fund Net Assets ($000)                     $96,546
--------------------------------------------------
Average Weighted Maturity (Years)            18.99
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.29
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        12.18%         6.14%
--------------------------------------------------
3-Year                        12.53%         8.76%
--------------------------------------------------
5-Year                         6.77%         7.10%
--------------------------------------------------
Since Inception                7.34%         7.33%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        15.05%         9.03%
--------------------------------------------------
3-Year                        15.58%        11.74%
--------------------------------------------------
5-Year                         9.78%        10.08%
--------------------------------------------------
Since Inception               10.25%        10.24%
--------------------------------------------------

TOP FIVE SECTORS
==================================================

U.S. Guaranteed                                22%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.3%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share
Aug 97                                  0.069
Sep 97                                  0.069
Oct 97                                  0.069
Nov 97                                  0.069
Dec 97                                  0.069
Jan 98                                  0.069
Feb 98                                  0.069
Mar 98                                  0.069
Apr 98                                  0.069
May 98                                  0.069
Jun 98                                  0.069
Jul 98                                  0.069


MOUNTAIN CHART:
SHARE PRICE PERFORMANCE
                WEEKLY CLOSING PRICE
7/25/97                       15
                              15.313
                              15.438
                              15.563
                              15.563
                              15.688
                              15.313
                              15.625
                              15.75
                              15.938
                              15.813
                              15.313
                              15.563
                              15.313
                              15.438
                              15.563
                              15.5
                              15.625
                              15.688
                              15.5
                              15.688
                              15.625
                              15.688
                              16.313
                              16.438
                              16.25
                              16.375
                              16.063
                              16.125
                              16.375
                              16.25
                              16
                              15.813
                              15.75
                              16.063
                              15.75
                              15.875
                              15.063
                              14.875
                              14.875
                              16
                              16
                              16.063
                              16.125
                              15.938
                              15.938
                              16.188
                              16.25
                              16.313
                              16.688
                              16.625
7/31/98                       16.438

Past Performance is not predictive of future results.

Nuveen Michigan Quality Income Municipal Fund, Inc.
Portfolio Manager's Comments

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES THE MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND. MIKE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND ON JULY 1, 1998, AS PART OF NUVEEN'S EFFORT TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. MIKE IS A SEVEN-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE MUNICIPAL BOND FUNDS.


MICHIGAN STATE UPDATE
Michigan's economy has improved significantly over the past two years, and all three major agencies upgraded the state's general obligation bonds. These upgrades were justified in part by the state's accumulated budget stabilization fund reserves, which topped $1.2 billion in 1997. Since Michigan's economy remains dependent on the cyclical automobile manufacturing industry, these reserves provide an important cushion against future economic downturns. Michigan's overall debt burden is manageable, despite a doubling of new issuance volume during the first half of 1998.

FUND PERFORMANCE
For the year ended July 31, 1998, the Nuveen Michigan Quality Income Fund (NUM) produced a total return on net asset value of 5.97%, providing a taxable-equivalent total return of 9.14% for investors in the combined 34% federal and state income tax bracket. The total return compares with an annual return of 5.99% for the Lehman Brothers Municipal Bond Index. The slight difference in performance between the Michigan fund and the Lehman Index can be attributed to the fund's shorter leverage-adjusted duration of 7.10 years, compared with the unleveraged index's 7.16 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates and market rallies, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

Despite the low interest rate environment of the past year, good call protection helped support the fund's dividend and protect income from erosion. This fund has now provided shareholders with 38 consecutive months of steady income. As of July 31, 1998, the fund offered a competitive current market yield of 5.51%, which translates to 8.35% on a taxable-equivalent basis for investors in the combined 34% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates declined, active demand for high-quality, high-yielding funds such as NUM benefited the fund's share price, increasing its premium dramatically - by almost 460 basis points - over the year. As of July 31, the fund was trading at a premium of 8.82% above its net asset value.

KEY STRATEGIES
Over the past year, we continued to stress quality, as the current market offered little compensation for taking on the additional credit risk of lower-quality issues. In addition, we have continued to emphasize bonds in the utility sector, where the scarcity of supply has enhanced the value of these bonds.

An important factor for the fund over the past year has been the successful comeback of the City of Detroit. A few years ago, all Detroit-issued bonds automatically offered 5-10 extra basis points of yield to compensate for the perceived added risk of investing in any of the city's projects. At that time, we worked with Nuveen's research team to gain an in-depth understanding of the city's situation and concluded that Detroit was not only stronger than its ratings suggested, but was also trending in the right direction. As a result, we proceeded with the purchase of a large number of Detroit bonds from every sector, using careful analysis of each issue to support our investment decision. Today Detroit is one of the most successful economic recovery stories among the major metropolitan areas, illustrating once again how the partnership between our research analysts and portfolio managers benefits shareholders through successful value investing.

OUTLOOK FOR THE FUTURE
Our focus going forward will be on lengthening the fund's duration while maintaining its yield and excellent level of call protection. We plan to accomplish this by reinvesting the proceeds from shorter-term bonds into bonds with longer maturities, providing more protection from bond calls.

Nuveen Michigan Quality Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1998

NUM



PORTFOLIO STATISTICS
==================================================

Inception Date                               10/91
--------------------------------------------------
Share Price                                17 5/16
--------------------------------------------------
Net Asset Value Per Share                   $15.91
--------------------------------------------------
Current Market Yield                         5.51%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           7.99%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.35%
--------------------------------------------------
Fund Net Assets ($000)                    $261,259
--------------------------------------------------
Average Weighted Maturity (Years)            21.28
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.10
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        10.27%         5.97%
--------------------------------------------------
3-Year                        11.86%         8.39%
--------------------------------------------------
5-Year                         8.34%         6.86%
--------------------------------------------------
Since Inception                8.63%         8.50%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        13.31%         9.14%
--------------------------------------------------
3-Year                        15.10%        11.67%
--------------------------------------------------
5-Year                        11.68%        10.24%
--------------------------------------------------
Since Inception               11.86%        11.80%
--------------------------------------------------

TOP FIVE SECTORS
==================================================

U.S. Guaranteed                                31%
--------------------------------------------------
Tax Obligation (General)                       20%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Health Care                                     9%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund also paid shareholders taxable distributions of $0.0101 per share in December.


BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
Aug 97                                  0.795
Sep 97                                  0.795
Oct 97                                  0.795
Nov 97                                  0.795
Dec 97                                  0.795
Jan 98                                  0.795
Feb 98                                  0.795
Mar 98                                  0.795
Apr 98                                  0.795
May 98                                  0.795
Jun 98                                  0.795
Jul 98                                  0.795


MOUNTAIN CHART:
SHARE PRICE PERFORMANCE
                Weekly Closing Price
7/25/97                       16.563
                              16.25
                              16.125
                              16.688
                              16.688
                              16.5
                              16.375
                              16.375
                              16.625
                              16.563
                              16.188
                              16
                              16.063
                              16
                              16.188
                              16.313
                              16.25
                              16.625
                              16.75
                              16.75
                              17.125
                              17.25
                              17.25
                              16.938
                              17.25
                              17.125
                              17.25
                              17.125
                              17.125
                              17
                              16.875
                              16.875
                              17.313
                              16.875
                              16.5
                              17
                              16.938
                              16.875
                              16.813
                              16.875
                              17
                              16.875
                              16.875
                              17.313
                              17.375
                              17.188
                              17.063
                              17.188
                              17.125
                              17.188
                              17
                              17.375

Past performance is not predictive of future results.

Nuveen Michigan Premium Income Municipal Fund, Inc.
Portfolio Manager's Comments

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES THE MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND. MIKE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND ON JULY 1, 1998, AS PART OF NUVEEN'S EFFORT TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. MIKE IS A SEVEN-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE MUNICIPAL BOND FUNDS.

MICHIGAN STATE UPDATE
Michigan's economy has improved significantly over the past two years, as all three major agencies upgraded the state's general obligation bonds. These upgrades were justified in part by the state's accumulated budget stabilization fund reserves, which topped $1.2 billion in 1997. Since Michigan's economy remains dependent on the cyclical automobile manufacturing industry, these reserves provide an important cushion against future economic downturns. Michigan's overall debt burden is manageable, despite a doubling of new issuance volume during the first half of 1998. Investors can expect additional debt issuance to fund the Michigan Department of Transportation's Build Michigan II program, which is designed to rebuild the state's roads and bridges.

FUND PERFORMANCE
For the year ended July 31, 1998, the Nuveen Michigan Premium Income Municipal Fund (NMP) produced a total return on net asset value of 6.62%, outperforming the Lehman Brothers Municipal Bond Index's annual return of 5.99% and providing a taxable-equivalent total return of 9.47% for investors in the combined 34% federal and state income tax bracket. The majority of the Michigan fund's outperformance can be attributed to its longer leverage-adjusted duration of
8.19 years, compared with the unleveraged index's 7.16 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, longer duration enabled NMP to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

Despite the low interest rate environment of the past year, good call protection helped support the fund's dividend and protect income from erosion. The fund has now provided shareholders with 12 consecutive months of steady income. As of July 31, 1998, the fund offered a competitive current market yield of 5.44%, which translates to 8.24% on a taxable-equivalent basis for investors in the combined 34% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates declined, active demand for high-quality, high-yielding funds such as NMP benefited the fund's share price, narrowing its discount dramatically - by almost 600 basis points - over the year. As of July 31, the fund was trading at a discount of 1.96% to its net asset value, presenting an excellent opportunity for investors to purchase shares at a good value.

KEY STRATEGIES
Over the past year, we worked to extend the duration of the Michigan fund to take advantage of the value in the longer end of the market. In addition, we have continued to emphasize bonds in the utility and housing sectors, where the scarcity of supply has enhanced the value of these bonds. Another key strategy over the past year has been to use the fund's tax loss carry-forwards to capitalize on short-term trading opportunities without subjecting shareholders to taxable capital gains.

An important factor for the fund over the past year has been the successful comeback of the City of Detroit. A few years ago, all Detroit-issued bonds automatically offered 5-10 extra basis points of yield to compensate for the perceived added risk of investing in any of the city's projects. At that time, we worked with Nuveen's research team to gain an in-depth understanding of the city's situation and concluded that Detroit was not only stronger than its ratings suggested, but was also trending in the right direction. As a result, we proceeded with the purchase of a large number of Detroit bonds from every sector, using careful analysis of each issue to support our investment decision. Today Detroit is one of the most successful economic recovery stories among the major metropolitan areas, illustrating once again how the partnership between our research analysts and portfolio managers benefits shareholders through successful value investing.

OUTLOOK FOR THE FUTURE
Over the coming months, our focus will be on maintaining the fund's call protection, reinvesting proceeds from bond calls and sales into attractive bonds, and further strengthening support for the dividend - emphasizing income as a major component of total return. Given a continuation of the current interest rate environment, we expect supply to remain heavy, although an increase in rates could slow both new issuance and pre-refunding volume. Current market conditions - including continued volatility in the equity markets, asset rebalancing of investor portfolios, and the excellent municipal-to-Treasury ratio - all favor increased investor demand for municipal bonds in the months ahead.

Nuveen Michigan Premium Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1998

NMP

PORTFOLIO STATISTICS
==================================================

Inception Date                               12/92
--------------------------------------------------
Share Price                                     15
--------------------------------------------------
Net Asset Value Per Share                   $15.30
--------------------------------------------------
Current Market Yield                         5.44%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           7.88%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.24%
--------------------------------------------------
Fund Net Assets ($000)                    $173,451
--------------------------------------------------
Average Weighted Maturity (Years)            17.06
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.19
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        13.74%         6.62%
--------------------------------------------------
3-Year                        14.23%         9.46%
--------------------------------------------------
5-Year                         6.24%         7.03%
--------------------------------------------------
Since Inception                5.95%         7.24%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        16.83%         9.47%
--------------------------------------------------
3-Year                        17.50%        12.40%
--------------------------------------------------
5-Year                         9.45%        10.02%
--------------------------------------------------
Since Inception                9.02%        10.13%
--------------------------------------------------

TOP FIVE SECTORS
==================================================
Utilities                                      21%
--------------------------------------------------
Health Care                                    18%
--------------------------------------------------
Tax Obligation (General)                       14%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Housing (Multifamily)                          10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share
Aug 97                                  0.680
Sep 97                                  0.680
Oct 97                                  0.680
Nov 97                                  0.680
Dec 97                                  0.680
Jan 98                                  0.680
Feb 98                                  0.680
Mar 98                                  0.680
Apr 98                                  0.680
May 98                                  0.680
Jun 98                                  0.680
Jul 98                                  0.680


MOUNTAIN CHART:
SHARE PRICE PERFORMANCE
                Weekly Closing Price
7/25/97                       13.938
                              14
                              14.063
                              13.875
                              13.938
                              13.938
                              14
                              14.25
                              14.563
                              14.688
                              14.25
                              14.375
                              14.188
                              14.125
                              14.125
                              14.438
                              14.563
                              14.75
                              14.625
                              14.625
                              14.813
                              14.688
                              14.813
                              14.938
                              15
                              15.313
                              15.063
                              15
                              15.188
                              15.063
                              15
                              14.75
                              14.875
                              14.688
                              14.625
                              14.688
                              14.813
                              14.75
                              14.625
                              15
                              14.313
                              14.438
                              14.625
                              14.625
                              14.688
                              14.625
                              14.563
                              15.188
                              14.875
                              14.875
                              14.813
7/31/98                       15

Past performance is not predictive of future results.

Nuveen Ohio Quality Income Municipal Fund, Inc.
Portfolio Manager's Comments

PORTFOLIO MANAGER TOM FUTRELL DISCUSSES THE STATE MUNICIPAL MARKET AS WELL AS PERFORMANCE AND STRATEGIES FOR THE NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND. TOM ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND ON JULY 1, 1998, AS PART OF NUVEEN'S EFFORT TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. TOM IS A 15-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFESSIONAL WHO HAS MANAGED A RANGE OF OTHER STATE MUNICIPAL BOND FUNDS.

OHIO STATE UPDATE
Ohio's municipal market remains solid, with $5.4 billion of new bonds issued in the first seven months of the year, an increase of 52% over the same period in 1997. General purpose, health care, and education offerings continue to dominate new issue volume, representing approximately 60% of issuance. Ohio school district financing continues to occupy the attention of municipal market participants, as voters in May rejected a 1% sales tax increase proposal designed to provide additional school funding. Also rejected was a proposal that would have allowed the legislature to issue general obligation bonds for school projects. Ongoing uncertainty about state funding for individual districts continues to provide opportunities for value investing.

FUND PERFORMANCE
For the year ended July 31, 1998, the Nuveen Ohio Quality Income Municipal Fund
(NUO) produced a total return on net asset value of 6.53%, outperforming the Lehman Brothers Municipal Bond Index's annual return of 5.99% and providing taxable-equivalent total return of 9.89% for investors in the combined 35.8% federal and state income tax bracket. The majority of the Ohio fund's outperformance can be attributed to its longer leverage-adjusted duration of
7.51 years, compared with the unleveraged index's 7.16 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, longer duration enabled NUO to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

Despite the low interest rate environment of the past year, good call protection helped to support the fund's dividend and protect income from erosion. This fund has now provided shareholders with 12 consecutive months of steady income. As of July 31, 1998, the fund offered a competitive current market yield of 5.38%, which translates to 8.38% on a taxable-equivalent basis for investors in the combined 35.8% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been very strong over the past 12 months. As interest rates declined, active demand for high-quality, high-yielding funds such as NUO benefited the fund's share price, increasing its premium dramatically - by 400 basis points - over the year. As of July 31, the fund was trading at a premium of 8.48% above its net asset value.

KEY STRATEGIES
The Ohio market is well-diversified, offering a broad array of bonds. Over the past few years, we took advantage of value investing opportunities across a range of sectors, including health care, essential services, and housing. The selections we made, reflecting the market's diversity in our allocation mix, positioned the fund to perform well in the current market. Credit quality remains high, with more than 80% of the fund's assets invested in bonds rated AAA or AA. We have also worked to maintain strong call protection to avoid the risk of reinvesting in a lower interest rate environment. Our efforts have been enhanced by the relationships we have built with small local bond dealers in the Ohio market, which helped us find value opportunities for the portfolio and also provided additional venues when we were selling.

OUTLOOK FOR THE FUTURE
Our primary goal for NUO over the next year will be to maintain the income level and credit quality of the fund. We also plan to focus on ensuring that the fund remains a tax-efficient investment vehicle for our shareholders. Given a continuation of the current interest rate environment, we expect supply to remain heavy, although even a slight increase in rates could slow both new issuance and pre-refunding volume. Current market conditions - including continued volatility in the equity markets, asset rebalancing of investor portfolios, and the excellent municipal-to-Treasury ratio - all favor increased investor demand for municipal bonds in the months ahead.

Nuveen Ohio Quality Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1998

NUO



PORTFOLIO STATISTICS
==================================================

Inception Date                               10/91
--------------------------------------------------
Share Price                                18 1/16
--------------------------------------------------
Net Asset Value Per Share                   $16.65
--------------------------------------------------
Current Market Yield                         5.38%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           7.80%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal and State)(1)                      8.38%
--------------------------------------------------
Fund Net Assets ($000)                    $232,940
--------------------------------------------------
Average Weighted Maturity (Years)            19.79
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.51
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        10.14%         6.53%
--------------------------------------------------
3-Year                        12.40%         9.09%
--------------------------------------------------
5-Year                         9.24%         7.64%
--------------------------------------------------
Since Inception                9.02%         8.93%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        13.35%         9.89%
--------------------------------------------------
3-Year                        15.82%        12.57%
--------------------------------------------------
5-Year                        12.76%        11.21%
--------------------------------------------------
Since Inception               12.42%        12.40%
--------------------------------------------------

TOP FIVE SECTORS
==================================================
U.S. Guaranteed                                20%
--------------------------------------------------
Tax Obligation (General)                       15%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.8%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.8%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share
Aug 97                                  0.810
Sep 97                                  0.810
Oct 97                                  0.810
Nov 97                                  0.810
Dec 97                                  0.810
Jan 98                                  0.810
Feb 98                                  0.810
Mar 98                                  0.810
Apr 98                                  0.810
May 98                                  0.810
Jun 98                                  0.810
Jul 98                                  0.810


MOUNTAIN CHART:
SHARE PRICE PERFORMANCE
                Weekly Closing Price
7/25/97                       17.313
                              17.5
                              17.438
                              17.5
                              17.5
                              17.688
                              17.5
                              17.563
                              17.5
                              17.688
                              17.625
                              17.5
                              17.5
                              17.438
                              17.5
                              17.688
                              17.688
                              17.625
                              17.875
                              18.063
                              18.313
                              18.375
                              18.25
                              18.75
                              19.063
                              18.25
                              18.625
                              18.563
                              18.75
                              18.75
                              18.688
                              18.688
                              18.313
                              18.25
                              17.875
                              17.875
                              17.75
                              17.438
                              17.25
                              17.375
                              17.938
                              18.063
                              18.125
                              18.25
                              18.375
                              18.063
                              18.188
                              18.438
                              18.5
                              18.375
                              18.25
7/31/98                       18.063

Past performance is not predictive of future results.

Nuveen Texas Quality Income Municipal Fund
Portfolio Manager's Comments

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES THE TEXAS MARKET, FUND PERFORMANCE AND STRATEGIES, AND THE OUTLOOK FOR THE NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND. MIKE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND ON JULY 1, 1998, AS PART OF NUVEEN'S EFFORT TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. MIKE IS A SEVEN-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE MUNICIPAL BOND FUNDS.

TEXAS STATE UPDATE
The state's economy continues to improve due to low operating costs for businesses, increases in high-technology manufacturing and favorable international trade characteristics. In response to the strong economic growth and low interest rate environment, municipal bond issuance within the state for the first six months of 1998 increased by almost 20% over the same period in 1997, with approximately half of the issuance coming to market as insured. Among the largest issuers in the state are the Texas Permanent School Fund and the health care sector, where insured hospital bonds accounted for the majority of new supply.

FUND PERFORMANCE
For the year ended July 31, 1998, the Nuveen Texas Quality Income Fund (NTX) produced a total return on net asset value of 6.27%, outperforming the Lehman Brothers Municipal Bond Index's annual return of 5.99% and providing a taxable-equivalent total return of 8.96% for investors in the 31% federal income tax bracket. The majority of the Texas fund's outperformance can be attributed to its longer leverage-adjusted duration of 8.63 years, compared with the unleveraged index's 7.16 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, longer duration enabled NTX to participate more fully in market gains. However, when rates rise, longer duration could make the fund more vulnerable to potential price declines.

The declining interest rate environment of the past year played a role in reducing the income level of this fund, as proceeds from higher-yielding bonds called or sold from the portfolio were reinvested in bonds paying today's lower interest rates. In May, the change in income level earned by the portfolio necessitated a dividend reduction. Despite this adjustment, the fund continues to provide a competitive current market yield of 5.74%, which translates to 8.32% on a taxable-equivalent basis for investors in the 31% federal income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been very strong over the past 12 months. As interest rates declined, active demand for high-quality, high-yielding funds such as NTX benefited the fund's share price, narrowing its discount by 15 basis points over the year. As of July 31, the fund was trading at a discount of 1.34% to its net asset value, presenting an excellent opportunity for investors to purchase shares at a good value.

KEY STRATEGIES
Because of value opportunities in the longer end of the market, one of our main strategies over the past year was to enhance the performance of the Texas fund by extending maturity and duration through the purchase of bonds with maturities in the range of 25-30 years. We also focused on the health care sector, particularly insured hospital issues that offered higher yields. Heavy issuance in the hospital sector during the past 12 months provided several opportunities to purchase bonds offering three key criteria: good structure, favorable income, and good protection from bond calls. Given the high quality of Texas issuance, the majority of the bonds we bought over the past year were rated AAA.

OUTLOOK FOR THE FUTURE
Over the coming months, our focus will be on maintaining the fund's call protection, reinvesting proceeds into structurally attractive bonds, and further strengthening support for the dividend - emphasizing income as a major component of total return. Given a continuation of the current interest rate environment, we expect supply to remain heavy, although an increase in interest rates could slow both new issuance and pre-refunding volume. Current market conditions - including continued volatility in the equity markets, asset rebalancing of investor portfolios, and the excellent municipal-to-Treasury ratio - all favor increased investor demand for municipal bonds in the months ahead.

Nuveen Texas Quality Income Municipal Fund
Performance Overview
As of July 31, 1998

NTX

PORTFOLIO STATISTICS
==================================================

Inception Date                               10/91
--------------------------------------------------
Share Price                               15 11/16
--------------------------------------------------
Net Asset Value Per Share                   $15.90
--------------------------------------------------
Current Market Yield                         5.74%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.32%
--------------------------------------------------
Fund Net Assets ($000)                    $218,669
--------------------------------------------------
Average Weighted Maturity (Years)            21.12
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.63
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         6.45%         6.27%
--------------------------------------------------
3-Year                        10.88%         8.61%
--------------------------------------------------
5-Year                         6.56%         7.35%
--------------------------------------------------
Since Inception                7.25%         8.45%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(1)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         9.19%         8.96%
--------------------------------------------------
3-Year                        13.81%        11.45%
--------------------------------------------------
5-Year                         9.56%        10.32%
--------------------------------------------------
Since Inception               10.13%        11.34%
--------------------------------------------------

TOP 5 SECTORS
==================================================

U.S. Guaranteed                                18%
--------------------------------------------------
Health Care                                    17%
--------------------------------------------------
Tax Obligation (General)                       14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share
Aug 97                                  0.780
Sep 97                                  0.780
Oct 97                                  0.780
Nov 97                                  0.780
Dec 97                                  0.780
Jan 98                                  0.780
Feb 98                                  0.780
Mar 98                                  0.780
Apr 98                                  0.780
May 98                                  0.750
Jun 98                                  0.750
Jul 98                                  0.750


MOUNTAIN CHART:
SHARE PRICE PERFORMANCE
                Weekly Closing Price
7/25/97                       15.438
                              15.625
                              15.5
                              15.625
                              15.625
                              15.75
                              15.563
                              15.625
                              15.625
                              15.688
                              15.75
                              15.688
                              15.563
                              15.125
                              15.375
                              15.5
                              15.688
                              15.563
                              15.938
                              16.188
                              15.875
                              15.938
                              16
                              16.063
                              16.188
                              16.188
                              16
                              16.25
                              16.688
                              16.563
                              16.5
                              16.125
                              16.375
                              16.125
                              15.5
                              15.938
                              15.688
                              15.438
                              15.75
                              16.125
                              15.875
                              15.875
                              15.688
                              15.75
                              15.625
                              15.563
                              15.625
                              15.938
                              16.125
                              15.75
                              15.688
7/31/98                       15.688

Past performance is not predictive of future results.

REPORT OF INDEPENDENT AUDITORS

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund as of July 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund at July 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
September 11, 1998

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
                            July 31, 1998
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 5.2%

$   5,000,000   The Industrial Development Authority of the County of Gila, Arizona, Environmental Revenue Refunding
                 Bonds (ASARCO Incorporated Project), Series 1998, 5.500%, 1/01/27         1/08 at 102          BBB      $ 5,050,300


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.1%

    1,750,000   Student Loan Acquisition Authority of Arizona (A nonprofit corporation organized pursuant to the laws of the State of Arizona), Student Loan Revenue Bonds, Series 1994, 6.600%, 5/01/10
                 (Alternative Minimum Tax)                                                 5/04 at 102           Aa        1,898,575

    1,000,000   Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992,
                 6.250%, 6/01/11                                                           6/02 at 102           AA        1,083,310


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.7%

    1,500,000   The Industrial Development Authority of the County of Maricopa (Arizona), Insured Health Facility
                 Revenue Bonds (Catholic Healthcare West), 1992 Series A, 5.750%, 7/01/11  7/02 at 102          Aaa        1,596,240

    3,500,000   The Industrial Development Authority of the County of Maricopa (Arizona), Samaritan Health Services,
                 Hospital System Revenue Refunding Bonds, Series 1990A, 7.000%, 12/01/16  No Opt. Call          Aaa        4,352,880

      600,000   The Industrial Development Authority of the County of Maricopa, Arizona, Baptist Hospital System
                 Revenue Refunding Bonds, Series 1995, 5.500%, 9/01/16                     9/05 at 101          Aaa          618,786

      400,000   Mesa Industrial Development Authority Health Care Facilities, Refunding Revenue Bonds (Western
                 Health Network, Inc.), Series 1988B-1, 7.500%, 1/01/04                    1/99 at 102          Aaa          414,060

    2,000,000   Hospital District No. One, Mohave County, Arizona, Refunding General Obligation Bonds (Kingman
                 Regional Medical Center Project), Series 1992, 6.500%, 6/01/15            6/02 at 101          Aaa        2,159,780

    2,000,000   University Medical Center Corporation (Tucson, Arizona), Hospital Revenue Refunding Bonds,
                 Series 1992, 6.250%, 7/01/16                                              7/02 at 102          Aaa        2,161,660


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

    4,000,000   The Industrial Development Authority of the City of Tucson, Arizona, Tax-Exempt Multifamily Housing
                 Revenue Refunding Bonds, Series 1996, 5.900%, 12/20/31                   12/06 at 102          AAA        4,215,680


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

      470,000   The Industrial Development Authority of the City of Phoenix, Arizona, Statewide Single Family Mortgage
                 Revenue Bonds, Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)     6/05 at 102          AAA          488,640

      370,000   The Industrial Development Authority of the County of Pima (Arizona), Single Family Mortgage Revenue
                 Refunding Bonds, Series 1995A, 6.500%, 2/01/17                            8/05 at 102            A          394,098

    2,205,000   The Industrial Development Authority of the County of Pima, Single Family Mortgage Revenue Bonds,
                 Series 1997A, 6.250%, 11/01/30 (Alternative Minimum Tax)                  5/07 at 102          AAA        2,343,165


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.1%

    1,000,000   The Industrial Development Authority of the County of Mohave, Health Care Revenue Refunding Bonds,
                 Series 1996 (GNMA Collateralized - Chris Ridge and Silver Ridge Village Projects),
                 6.375%, 11/01/31                                                          5/06 at 103         AAA         1,087,910


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.8%

    1,400,000   Maricopa Rural Road Improvement District of Pinal County, Arizona, Refunding Bonds, Series 1994,
                 7.000%, 7/01/07                                                           7/99 at 101          N/R        1,441,958

    1,500,000   Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds,
                 Project of 1990, Series D (1993), 5.875%, 7/01/12                         7/03 at 102          Aaa        1,616,865

    1,400,000   Chandler Unified School District No. 80 of Maricopa County, Arizona, General Obligation
                 Refunding Bonds, Series 1993, 5.950%, 7/01/10                             7/03 at 101          Aaa        1,507,534

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$   2,500,000   City of Phoenix, Arizona, General Obligation Refunding Bonds, Series 1992,
                 6.375%, 7/01/13                                                           7/02 at 102          Aa1      $ 2,733,550

    2,000,000   Tempe Union High School District No. 213 of Maricopa County, Arizona, School Improvement and
                 Refunding Bonds, Series 1994, 6.000%, 7/01/12                             7/04 at 101          Aaa        2,172,860


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.8%

                City of Bullhead, Bullhead Parkway Improvement District Improvement Bonds:
      910,000    6.100%, 1/01/08                                                           1/03 at 103          Baa          980,571
      970,000    6.100%, 1/01/09                                                           1/03 at 103          Baa        1,045,224

    1,600,000   City of Lake Havasu Municipal Property Corporation, Municipal Facilities Revenue Bonds, Series 1993,
                 6.000%, 6/01/08                                                           6/02 at 101          Aaa        1,713,360

    2,000,000   Hospital District No. One, Maricopa County, Arizona General Obligation Bonds, Series 1998,
                 5.000%, 6/01/21                                                           6/08 at 102          Aaa        1,961,160

    2,150,000   Phoenix Civic Plaza Building Corporation, Senior Lien Excise Tax Revenue Bonds, Series 1994,
                 6.000%, 7/01/14                                                           7/05 at 101          AA+        2,324,279

    1,510,000   Metropolitan Domestic Water Improvement District of Pima County, Arizona, Special Assessment and
                 Water Revenue Bonds, Series 1992, 6.200%, 1/01/12                         1/03 at 101          Aaa        1,629,788

      725,000   City of Tucson, Arizona, Certificates of Participation, Series 1994,
                 6.375%, 7/01/09                                                           7/04 at 100           AA          793,708


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

    5,000,000  Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds,
                 Refunding Series 1993, 5.700%, 6/01/13                                    6/03 at 102          Aaa        5,309,100


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.6%

    3,195,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds,
                 Project of 1990, Series E (1993), 6.000%, 7/01/12
                 (Pre-refunded to 7/01/02)                                                 7/02 at 100          Aaa        3,417,851

                The Industrial Development Authority of the County of Mohave, Hospital System Revenue Refunding
                Bonds (Medical Environments, Inc. and Phoenix Baptist Hospital and Medical Center, Inc.), Series 1993:
    5,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                 7/03 at 102          Aaa        5,657,900
    1,000,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                 7/03 at 102          Aaa        1,142,600

    3,700,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater System Lease Revenue Bonds,
                 Series 1993, 6.125%, 7/01/23 (Pre-refunded to 7/01/03)                    7/03 at 102          AAA        4,090,165

    3,000,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G (1994), 6.250%, 7/01/18
                 (Pre-refunded to 7/01/04)                                                 7/04 at 101          Aaa        3,341,730

    1,290,000   City of Tucson, Arizona, General Obligation Bonds, Series 1994-B (1996), 5.750%, 7/01/18
                 (Pre-refunded to 7/01/06)                                                 7/06 at 101        AA***        1,420,355

    1,500,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A (1996), 6.000%, 7/01/21
                 (Pre-refunded to 7/01/06)                                                 7/06 at 101          Aaa        1,679,685


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.2%

    2,000,000   The Industrial Development Authority of the County of Mohave (Arizona), Industrial Development
                 Revenue Bonds, 1994 Series (Citizens Utilities Company Projects), 6.600%, 5/01/29
                 (Alternative Minimum Tax)                                                11/03 at 101          AA+        2,146,080

    1,000,000   Navajo County, Arizona, Pollution Control Corporation, Pollution Control Revenue Refunding Bonds
                 (Arizona Public Service Company), 1993 Series A, 5.875%, 8/15/28          8/03 at 102            A        1,026,310

    1,855,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial Development Lease
                 Obligation Refunding Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10                                                           1/02 at 103          Aaa        2,063,409

    2,030,000   Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
                 System Revenue Bonds, 1992 Series D, 5.750%, 1/01/19                      1/02 at 100           AA        2,090,981

    2,400,000   Salt River Project Agricultural Improvement and Power District, Electric System Revenue Refunding
                 Bonds, 1993 Series C, 5.000%, 1/01/16                                     1/04 at 102           AA        2,368,320

      100,000   University of Arizona Telecommunications System, Certificates of Participation, Series 1991,
                 6.500%, 7/15/12                                                           7/02 at 102           A+          109,172

    2,000,000   Yavapai County Industrial Development Authority Industrial Development Revenue Bonds, Citizens
                 Utility Company Project, 1988, 5.450%, 6/01/33 (Alternative Minimum Tax)  6/07 at 101          AA-        1,998,280
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.9%

$   2,150,000   Arizona Municipal Financing Program of 1992 Refunding Certificates of Participation, Series 1,
                 6.000%, 8/01/17                                                           8/02 at 101          Aaa      $ 2,295,018

      500,000   Wastewater Management Authority of Arizona, Wastewater Treatment Financial Assistance Revenue
                 Bonds, Series 1995, 5.750%, 7/01/15                                       7/05 at 102          Aaa          532,425

      500,000   The Industrial Development Authority of the County of Maricopa, Water System Improvement
                 Bonds (Chaparral City Water Company Project), Series 1997A, 5.400%, 12/01/22 (Alternative
                 Minimum Tax)                                                             12/07 at 102          Aaa          506,095

    2,500,000   City of Phoenix Civic Improvement Corporation (Arizona), Wastewater System Lease Revenue
                 Refunding Bonds, Series 1993, 5.000%, 7/01/10                             7/04 at 102          Aa3        2,541,575

    3,500,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds, Series 1992A,
                 5.750%, 7/01/18                                                           7/02 at 102           A1        3,659,250
------------------------------------------------------------------------------------------------------------------------------------
$  88,680,000   Total Investments - (cost $87,728,741) - 98.6%                                                            95,182,242
=============
                Other Assets Less Liabilities - 1.4%                                                                       1,363,782
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $96,546,024
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Security is backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Security is normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
                            July 31, 1998
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.4%

$   1,000,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX Technologies, Inc. Project),
                 Series 1993, 6.000%, 12/01/13 (Alternative Minimum Tax)                  12/03 at 102         Baa1      $ 1,049,730


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.4%

                Michigan Higher Education Student Loan Authority, Student Loan
                and Refunding Revenue Bonds, Series XV-A:
    1,000,000    6.800%, 10/01/07 (Alternative Minimum Tax)                               10/02 at 102            A        1,071,220
    1,250,000    6.800%, 10/01/08 (Alternative Minimum Tax)                               10/02 at 102            A        1,336,600
      990,000    6.800%, 10/01/09 (Alternative Minimum Tax)                               10/02 at 102            A        1,056,667

    1,930,000   Central Michigan University, Revenue Bonds, Series 1997, 5.500%, 10/01/17  4/07 at 101          Aaa        1,994,887

    6,020,000   Ferris State University, General Obligation Revenue Bonds, Series 1998,
                 5.000%, 10/01/23                                                          4/08 at 100          Aaa        5,855,774

    2,000,000   Board of Trustees of Oakland University, Michigan, General Revenue Bonds, Series 1995,
                 5.750%, 5/15/15                                                           5/05 at 102          Aaa        2,123,720

    2,000,000   Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing
                 Authority, Higher Education Revenue Bonds, 1998 Series A (Inter American University of
                 Puerto Rico Project), 5.000%, 10/01/22                                   10/08 at 101          Aaa        1,960,000

    1,450,000   Board of Trustees of Western Michigan University, General Revenue Bonds, Series 1993A,
                 5.000%, 7/15/21                                                           7/03 at 102          Aaa        1,412,300


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.2%

      410,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The Detroit
                 Medical Center Obligated Group), Series 1988B, 8.125%, 8/15/08            8/98 at 102            A          419,533

    8,800,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Mercy Mount Clemens
                 Corporation), Series 1992, 6.000%, 5/15/17                                5/01 at 100           Aa        9,103,160

    2,235,000   Hancock Hospital Finance Authority, FHA-Insured Mortgage Hospital Revenue Bonds (Portage Health
                 System, Inc.), 5.450%, 8/01/47                                            8/08 at 100          Aaa        2,258,177

    1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue Refunding and Improvement Bonds
                 (Bronson Methodist Hospital), Series 1998, 5.250%, 5/15/18                5/08 at 101          Aaa          998,090

                Regents of the University of Michigan, Medical Service Plan Revenue Bonds, Series 1991:
    2,195,000    0.000%, 12/01/10                                                         No Opt. Call          Aa2        1,216,952

    9,250,000    6.500%, 12/01/21                                                         12/01 at 102          Aa2       10,112,748


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.9%

    5,250,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds (Parkway Meadows
                 Project), Series 1991, 6.850%, 10/15/18                                  10/02 at 103          Aaa        5,629,470

    5,625,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1991 Series B,
                 7.100%, 4/01/21                                                           1/02 at 102          AA-        6,029,550

    1,135,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1991 Series A,
                 7.150%, 4/01/10 (Alternative Minimum Tax)                                 1/02 at 102          AA-        1,222,077


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2%

    3,715,000   Michigan State Housing Development Authority, Single-Family Mortgage Revenue Bonds, 1991
                 Series B, 6.950%, 12/01/20                                               12/01 at 102          AA+        3,925,826

    1,820,000   Michigan State Housing Development Authority, Single-Family Mortgage Revenue Bonds, 1992 Series A,
                 6.875%, 6/01/23                                                           6/02 at 102          AA+        1,918,316

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 2.7%

$   1,250,000   Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian Villages of Michigan
                 Obligated Group), Series 1997, 6.375%, 1/01/25                            1/07 at 102          N/R      $ 1,334,763

    5,280,000   The Economic Development Corporation of the City of Warren, Nursing Home Revenue Refunding Bonds
                 (GNMA Mortgage-Backed Security-Autumn Woods Project), Series 1992,
                 6.900%, 12/20/22                                                          3/02 at 101          Aaa        5,603,558


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.7%

    3,935,000   Anchor Bay School District, Counties of Macomb and St. Clair, State of Michigan, 1993 School
                 Building and Site Bonds (General Obligation Unlimited Tax),
                 5.550%, 5/01/19                                                       5/03 at 101 1/2          Aaa        4,051,673

    1,000,000   Belding Area Schools, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26                                                           5/08 at 100          Aaa          971,430

    1,200,000   Berkley School District, County of Oakland, State of Michigan, 1995 School Building and Site Bonds
                 (General Obligation-Unlimited Tax), 6.000%, 1/01/19                       1/05 at 101          Aaa        1,290,612

    6,680,000   Chippewa Valley Schools, County of Macomb, State of Michigan, 1993 Refunding Bonds (General
                 Obligation-Unlimited Tax), 5.000%, 5/01/21                                5/03 at 102          Aaa        6,506,788

    2,000,000   School District of the City of Detroit, Wayne County, Michigan, School Building and Site Improvement
                 Bonds (Unlimited Tax General Obligation), Series 1996A, 5.700%, 5/01/25   5/06 at 102          Aaa        2,106,040

    1,000,000   Essexville-Hampton Public Schools, County of Bay, State of Michigan, 1997 School Building and Site
                 Bonds (General Obligation-Unlimited Tax), 5.500%, 5/01/17                 5/07 at 100          Aaa        1,033,210

    3,000,000   Grand Rapids Community College, Community College Bonds, Series 1993 (General Obligation Limited
                 Tax), 5.000%, 5/01/21                                                     5/03 at 102          AA-        2,922,210

    1,000,000   Huron Valley School District, Counties of Oakland and Livingston, State of Michigan, 1996 School
                 Building and Site Bonds (General Obligation-Unlimited Tax),
                 5.875%, 5/01/16                                                           5/07 at 100          Aaa        1,068,990

    3,725,000   Lake Orion Community School District, County of Oakland, State of Michigan, 1995 Refunding Bonds
                 (General Obligation-Unlimited Tax), 5.500%, 5/01/20                       5/05 at 101          Aaa        3,829,896

    1,000,000   School District of the City of Lincoln Park, County of Wayne, State of Michigan 1997 Refunding Bonds
                 (Unlimited Tax), 5.000%, 5/01/17                                          5/07 at 100          Aaa          986,160

    1,000,000   Mancelona Public School District, General Obligation Bonds, Series 1997 (Antrim & Kalkaska Counties),
                 5.200%, 5/01/17                                                           5/06 at 100          Aaa        1,004,030

    6,650,000   Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 1992
                 Refunding Bonds (General Obligation-Unlimited Tax), 6.300%, 5/01/17       5/02 at 102          AA+        7,196,032

    2,500,000   Montrose Township School District, Michigan, School Building and Site Bonds, Series 1997,
                 6.000%, 5/01/22                                                          No Opt. Call          Aaa        2,826,200

    1,045,000   Nice Community School District, Counties of Marquette and Baraga, State of Michigan, 1995 School
                 Building and Site Bonds (General Obligation-Unlimited Tax), 5.250% 5/01/205/04 at 101          Aaa        1,046,557

    1,225,000   North Branch Area Schools, County of Lapeer, State of Michigan, 1993 Refunding Bonds (General
                 Obligation-Unlimited Tax), 5.375%, 5/01/21)                           5/03 at 101 1/2          Aaa        1,241,489

      685,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and Site and
                 Refunding Bonds, 5.750%, 5/01/15                                          5/05 at 101          Aaa          724,018

      875,000   Western Townships Utilities Authority, Sewage Disposal System Bonds,
                 Series 1989, 8.300%, 1/01/19                                              1/99 at 102         BBB+          908,434

                Western Townships Utilities Authority, Sewage Disposal System Refunding Bonds, Series 1991:
    1,500,000    6.750%, 1/01/15                                                           1/02 at 100          Aaa        1,613,580

    6,250,000    6.500%, 1/01/19                                                           1/02 at 100          Aaa        6,674,125

    1,725,000   Williamston Community School District, General Obligation-Unlimited Tax, Series 1996 (Q-SBLF),
                 5.500%, 5/01/25                                                          No Opt. Call          Aaa        1,832,813

    1,500,000   School District of Ypsilanti, County of Washenaw, State of Michigan, 1996 School Building and Site
                 and Refunding Bonds (General Obligation-Unlimited Tax), 5.375%, 5/01/26   5/07 at 100          Aaa        1,527,105


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.8%

    2,000,000   Michigan Municipal Bond Authority, Local Government Loan Program Revenue Bonds, Series 1992D,
                 6.650%, 5/01/12                                                           5/02 at 102            A        2,172,940

    3,505,000   State Building Authority, State of Michigan, 1991 Revenue Bonds, Series II,
                 6.800%, 10/01/21                                                         10/01 at 102           AA        3,807,026

    3,800,000   State Building Authority, State of Michigan, 1991 Revenue Refunding Bonds,
                 Series I, 6.250%, 10/01/20                                               10/01 at 102           AA        4,054,714

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.0%

$   2,505,000   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit Metropolitan Wayne County
                 Airport), Subordinate Lien, Series 1991B, 6.750%, 12/01/21
                 (Alternative Minimum Tax)                                                12/01 at 102          Aaa      $ 2,717,399


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 30.3%

    3,100,000   Michigan Municipal Bond Authority, State Revolving Fund Reserve Bonds, Series 1992A,
                 6.600%, 10/01/18 (Pre-refunded to 10/01/02)                              10/02 at 102       Aa1***        3,444,317

    1,450,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (McLaren Obligated Group),
                 Series 1991A, 7.500%, 9/15/21 (Pre-refunded to 9/15/01)                   9/01 at 102          Aaa        1,621,970

    5,090,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The Detroit
                 Medical Center Obligated Group), Series 1988B, 8.125%, 8/15/08
                 (Pre-refunded to 8/15/98)                                                 8/98 at 102         A***        5,200,351

   10,355,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Daughters of Charity National
                 Health System-Providence Hospital), Series 1991, 7.000%, 11/01/21
                 (Pre-refunded to 11/01/01)                                               11/01 at 102       Aa2***       11,459,050

    3,035,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Mid-Michigan Obligated Group),
                 Series 1992, 6.900%, 12/01/24 (Pre-refunded to 12/01/02)                 12/02 at 102          Aaa        3,418,017

    7,200,000   State of Michigan, State Trunk Line Fund Bonds, Series 1989A, 7.000%, 8/15/17
                 (Pre-refunded to 8/15/99)                                                 8/99 at 102          AAA        7,585,488

      355,000   City of Detroit, County of Wayne, Michigan, Sewage Disposal System Revenue Bonds (1979 Series),
                 6.900%, 12/15/99                                                         No Opt. Call          Aaa          364,528

    1,600,000   Gaylord Community Schools, Counties of Ostego and Antrim, State of Michigan, 1992 School
                 Building and Site and Refunding Bonds, 6.600%, 5/01/21
                 (Pre-refunded to 5/01/02)                                                 5/02 at 102       AA+***        1,764,608

    3,075,000   Goodrich Area Schools, Counties of Genesee, Oakland and Lapeer, State of Michigan, 1995 School
                 Building and Site and Refunding Bonds (General Obligation-Unlimited Tax), 5.875%, 5/01/24
                 (Pre-refunded to 5/01/05)                                                 5/05 at 102          Aaa        3,406,823

    1,325,000   Greenville Public Schools, Counties of Montcalm, Kent and Ionia, State of Michigan, 1995 School
                 Building and Site Bonds (General Obligation-Unlimited Tax), 5.750%, 5/01/14
                 (Pre-refunded to 5/01/04)                                                 5/04 at 101          Aaa        1,437,519

    1,000,000   Grosse Ile Township School District, School Improvement Refunding Bonds, General Obligation,
                 Series 1996, 6.000%, 5/01/22 (Pre-refunded to 5/01/07)                    5/07 at 100          Aaa        1,116,240

    1,250,000   Gull Lake Community Schools, Counties of Kalamazoo, Barry and Calhoun, State of Michigan, 1991
                 School Building and Site Bonds, 6.800%, 5/01/21 (Pre-refunded to 5/01/01) 5/01 at 102          Aaa        1,363,463

    3,100,000   Hemlock Public School District Counties of Saginaw and Midland, State of Michigan, 1992 School
                 Building and Site and Refunding Bonds, 6.750%, 5/01/21
                 (Pre-refunded to 5/01/02)                                                 5/02 at 102       AA+***        3,441,806

    2,000,000   Lincoln Park School District, General Obligation Bonds, Series 1996, 5.900%, 5/01/26
                 (Pre-refunded to 5/01/06)                                                 5/06 at 101          Aaa        2,219,760

    1,000,000   Marquette Area Public Schools, County of Marquette, State of
                 Michigan, 1991 School Building and Site Bonds, Series B
                 (General Obligation-Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)                                                 5/01 at 102          Aaa        1,088,190

    2,150,000   North Branch Area Schools, County of Lapeer, State of Michigan,
                 1992 School Building and Site and Refunding Bonds (General
                 Obligation-Unlimited Tax), 6.600%, 5/01/17
                (Pre-refunded to 5/01/02)                                                  5/02 at 102       AA+***        2,371,192

    1,500,000   Perry Public Schools, Counties of Shiawassee and Ingham, State of Michigan, 1992 School Building
                 and Site Bonds (General Obligation-Unlimited Tax), 6.375%, 5/01/22
                 (Pre-refunded to 5/01/02)                                             5/02 at 101 1/2          Aaa        1,637,910

    4,650,000   Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 1991
                 School Building and Site and Refunding Bonds, Series B, 6.800%, 5/01/11
                 (Pre-refunded to 5/01/01)                                                 5/01 at 101       AA+***        5,026,557

    1,120,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and Site and
                 Refunding Bonds, 5.750%, 5/01/15 (Pre-refunded to 5/01/05)                5/05 at 101          Aaa        1,224,317

    6,385,000   City of Royal Oak Hospital Finance Authority (Michigan), Hospital Revenue Bonds (William Beaumont
                 Hospital), Series 1991D, 6.750%, 1/01/20 (Pre-refunded to 1/01/01)        1/01 at 102          Aaa        6,900,653

    4,845,000   Saginaw-Midland Municipal Water Supply Corporation, State of Michigan, Water Supply Revenue
                 Bonds (Limited Tax General Obligation), Series 1992, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/04)                                                 9/04 at 102        A2***        5,593,843

    2,400,000   Three Rivers Community Schools, Counties of Cass and St. Joseph, State of Michigan, 1996 School
                 Building and Site Bonds (General Obligation-Unlimited Tax), 6.000%, 5/01/23
                 (Pre-refunded to 5/01/06)                                                 5/06 at 102          Aaa        2,679,360

    4,200,000   Warren Consolidated Schools, Counties of Macomb and Oakland, State of Michigan, 1991 School
                 Building and Site and Refunding Bonds (General Obligation-Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)                                                 5/01 at 102        Aa***        4,566,954

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.8%

$   2,390,000   Michigan South Central Power Agency, Power Supply System Revenue Refunding Bonds, 1991 Series
                 6.750%, 11/01/10                                                         11/01 at 102         Baa1      $ 2,566,071

    3,630,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Series 1991BB, 7.000%, 5/01/21         No Opt. Call          Aaa        4,546,211

    4,330,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Collateralized Series 1991CC,
                 6.950%, 9/01/21                                                           9/01 at 102          Aaa        4,708,831

    7,600,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Collateralized Series 1991DD,
                 6.875%, 12/01/21                                                         12/01 at 102          Aaa        8,285,823

    6,425,000   The Economic Development Corporation of the City of Detroit, Resource Recovery Revenue Bonds,
                 Series 1991A, 6.875%, 5/01/09 (Alternative Minimum Tax)                   5/01 at 102          Aaa        6,929,876

    7,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company Monroe
                 and Fermi Plants Project), Collateralized Series I-1992,
                 6.875%, 9/01/22 (Alternative Minimum Tax)                                 9/02 at 102          Aaa        7,702,660

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                 5.500%, 7/01/25                                                           7/05 at 100         Baa1        1,019,810

    5,000,000   City of Wyandotte, County of Wayne, State of Michigan, 1992 Electric Revenue Refunding Bonds,
                 6.250%, 10/01/17                                                         10/02 at 102          Aaa        5,441,700

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.2%

    6,000,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue Refunding Bonds, Series 1993,
                 5.000%, 7/01/23                                                           7/04 at 102          Aaa        5,837,280
------------------------------------------------------------------------------------------------------------------------------------

$ 242,470,000   Total Investments - (cost $236,085,226) - 98.6%                                                          257,717,767
=============
                Other Assets Less Liabilities - 1.4%                                                                       3,541,481
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $261,259,248
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
                            July 31, 1998
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.7%

$   3,050,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste Management, Inc. Project),
                 Series 1992, 6.625%, 12/01/12 (Alternative Minimum Tax)                  12/02 at 102         Baa1      $ 3,305,499

    1,370,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX Technologies, Inc. Project),
                 Series 1993, 6.000%, 12/01/13 (Alternative Minimum Tax)                  12/03 at 102         Baa1        1,438,130


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.0%

    1,250,000   Michigan Higher Education Student Loan Authority, Student Loan and Refunding Revenue Bonds,
                 Series XV-A, 6.700%, 10/01/05 (Alternative Minimum Tax)                  10/02 at 102            A        1,335,375

    1,950,000   Board of Regents of Eastern Michigan University, General Revenue Bonds, Series 1997,
                 5.500%, 6/01/17                                                          12/06 at 101          Aaa        2,023,808

    1,130,000   Board of Trustees of Oakland University, Michigan, General Revenue Bonds, Series 1995,
                 5.750%, 5/15/15                                                           5/05 at 102          Aaa        1,199,902

    2,530,000   Saginaw Valley State University, General Revenue Bonds, Series 1998,
                 5.250%, 7/01/19                                                           7/08 at 102          Aaa        2,537,666

    3,250,000   Board of Trustees of Western Michigan University, General Revenue Bonds, Series 1993A,
                 5.500%, 7/15/16                                                           7/03 at 102          Aaa        3,337,685


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 17.2%

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Henry Ford Health
                 System), Series 1992A, 5.750%, 9/01/17                                    9/02 at 102           AA        4,156,560

    3,000,000   Michigan State Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (St. John
                 Hospital), Series 1993A, 6.000%, 5/15/13                                  5/03 at 102          Aaa        3,217,320

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
    3,000,000    6.250%, 8/15/13                                                           8/03 at 102            A        3,247,560
    3,200,000    6.500%, 8/15/18                                                           8/03 at 102            A        3,485,984

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds (Oakwood Hospital
                 Obligated Group), Series 1993A, 5.500%, 11/01/13                         11/03 at 102          Aaa        4,123,720

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Otsego Memorial
                 Hospital Gaylord, Michigan), Series 1995, 6.250%, 1/01/20                 1/05 at 102          AA-        2,170,000

    2,200,000   Hancock Hospital Finance Authority, FHA-Insured Mortgage, Hospital Revenue Bonds (Portage Health
                 System, Inc.), 5.450%, 8/01/47                                            8/08 at 100          Aaa        2,222,814

    4,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue Refunding and Improvement Bonds
                 (Bronson Methodist Hospital), Series 1996, 5.750%, 5/15/16                5/06 at 102          Aaa        4,228,080

    3,000,000   Regents of the University of Michigan, Hospital Revenue Refunding Bonds, Series 1993A,
                 5.500%, 12/01/21                                                         12/02 at 102           AA        3,055,080


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.6%

    2,400,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds (Walled Lake Villa
                 Project), Series 1993, 6.000%, 4/15/18                                    4/04 at 103          Aaa        2,505,528

    1,500,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds (Brenton Village
                 Green Project), Series 1993, 5.625%, 10/15/18                            10/03 at 103          Aaa        1,525,980

                Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1992 Series A:
    4,000,000    6.500%, 4/01/06                                                          10/02 at 102          AA-        4,325,680
    4,300,000    6.600%, 4/01/12                                                          10/02 at 102          AA-        4,645,806

    1,000,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1993 Series A,
                 5.875%, 10/01/17                                                          4/03 at 102          Aaa        1,043,260

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds, Series 1992A (FHAInsured Mortgage Loan-Section 8
                Assisted Project):
$   1,000,000    6.600%, 6/01/13                                                           6/03 at 102          AAA      $ 1,062,740
    1,500,000    6.600%, 6/01/22                                                           6/03 at 102          AAA        1,584,060


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

    5,250,000   Michigan State Housing Development Authority, Single Family Mortgage Revenue Bonds,
                 1995 Series A, 6.800%, 12/01/16                                           6/05 at 102          AA+        5,640,968


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.3%

    2,400,000   Chippewa Valley Schools, County of Macomb, State of Michigan, 1993 Refunding Bonds (General
                 Obligation-Unlimited Tax), 5.000%, 5/01/21                                5/03 at 102          Aaa        2,337,768

    3,000,000   Clarkston Community Schools, County of Oakland, State of Michigan, 1993 School Building and Site
                 and Refunding Bonds, 5.900%, 5/01/16                                      5/03 at 102          AA+        3,216,000

    2,500,000   School District of the City of Detroit, Wayne County, Michigan, School Building and Site Bonds
                 (General Obligation - Unlimited Tax), Series 1992, 6.250%, 5/01/12        5/01 at 102          AA+        2,664,400

    3,000,000   Dexter Community Schools, Counties of Washtenaw and Livingston, State of Michigan, 1993
                 School Building and Site and Refunding Bonds (General Obligation Unlimited Tax),
                 5.000%, 5/01/17                                                           5/03 at 102           AA        2,958,480

    5,625,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1993 (General Obligation
                 Bonds), 5.375%, 7/01/06                                                  No Opt. Call          Aaa        5,997,769

    4,100,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1997 (General Obligation
                 Bonds), 5.750%, 7/01/17                                               7/07 at 101 1/2            A        4,368,550

      380,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and Site and
                 Refunding Bonds, 5.750%, 5/01/15                                          5/05 at 101          Aaa          401,645

    1,000,000   Western Townships Utilities Authority, Sewage Disposal System Refunding Bonds, Series 1991,
                 6.500%, 1/01/10                                                           1/02 at 100          Aaa        1,067,860


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED  - 10.5%

    1,000,000   State Building Authority, State of Michigan, 1991 Revenue Bonds,
                 Series II, 6.250%, 10/01/20                                              10/01 at 102           AA        1,067,030

    3,250,000   State Building Authority, State of Michigan, 1991 Revenue Refunding Bonds,
                 Series I, 6.250%, 10/01/20                                               10/01 at 102           AA        3,467,848

    3,275,000   State of Michigan, Comprehensive Transportation Bonds, Series 1992A,
                 5.750%, 5/15/12                                                           5/02 at 100           AA-       3,409,537

    6,500,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue Refunding Bonds (Cobo Hall
                 Expansion Project), Series 1993, 5.250%, 9/30/12                          9/03 at 102          Aaa        6,590,545

    3,615,000   Saginaw-Midland Municipal Water Supply Corporation, State of Michigan, Water Supply System
                 Revenue Bonds (Limited Tax General Obligation), Series 1993,
                 5.250%, 9/01/16                                                       9/02 at 101 1/2            A        3,694,205


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.6%

    1,000,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1993 Series A (American Airlines, Inc.
                 Project), 6.300%, 6/01/23 (Alternative Minimum Tax)                       6/03 at 102         BBB-        1,061,340


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.3%

    1,950,000   Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,
                 Series 1994, 7.000%, 10/01/03                                            No Opt. Call          Aa1        2,204,456

    2,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Daughters of
                 Charity National Health System-Providence Hospital), Series 1991, 7.000%, 11/01/21
                 (Pre-refunded to 11/01/01)                                               11/01 at 102       Aa2***        2,766,550

    1,750,000   State of Michigan, State Trunk Line Fund Bonds, Series 1994A, 5.700%, 11/15/15
                 (Pre-refunded to 11/15/04)                                               11/04 at 102       AA-***        1,918,035

    2,000,000   Board of Control of Ferris State University, General Revenue Bonds, Series 1993, 6.250%, 10/01/19
                 (Pre-refunded to 10/01/03)                                               10/03 at 102          Aaa        2,227,220

      620,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and Site and
                 Refunding Bonds, 5.750%, 5/01/15 (Pre-refunded to 5/01/05)                5/05 at 101          Aaa          677,747

    2,650,000   Regents of the University of Michigan, Hospital Revenue Bonds,
                 Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)                 12/00 at 100        AA***        2,792,464

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.9%

$   4,020,000   Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds, 1993 Series A,
                 5.250%, 1/01/18                                                           1/03 at 102          AA-      $ 4,020,884

    1,500,000   Michigan Public Power Agency, Belle River Project, Refunding Revenue,
                 1993 Series B, 5.000%, 1/01/19                                            1/03 at 100          AA-        1,457,880

    1,775,000   Michigan South Central Power Agency, Power Supply System Revenue Refunding Bonds,
                 1992 Series, 5.700%, 11/01/04                                            No Opt. Call          Aaa        1,914,337

    8,500,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (Consumers Power Company
                 Project), Collateralized Series 1993B, 5.800%, 6/15/10                    6/03 at 102          Aaa        9,111,150

    6,750,000   The City of Grand Haven, Michigan, Electric System Revenue Refunding Bonds, 1993 Series,
                 5.250%, 7/01/16                                                           7/03 at 102          Aaa        6,794,414

    2,000,000   City of Lansing, Board of Water and Light, Ingham and Easton Counties, State of Michigan, Water
                 Supply and Electric Utility System Revenue Bonds, Series 1994A, 4.900%, 7/01/117/01 at 100      Aa        2,000,840

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company Project),
                 Series A-1994, 6.350%, 12/01/04 (Alternative Minimum Tax)                No Opt. Call          Aaa        6,612,660

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), Series CC-1992:
    2,500,000    6.550%, 6/01/24 (Alternative Minimum Tax)                                 6/03 at 102          Aaa        2,732,524
    1,500,000    6.550%, 9/01/24 (Alternative Minimum Tax)                                 9/03 at 103          Aaa        1,644,584


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.1%

    1,500,000   City of Ann Arbor, County of Washtenaw, State of Michigan, Water Supply System Revenue Bonds,
                 Series T, 5.500%, 2/01/13                                             2/03 at 101 1/2          Aaa        1,554,360

    4,550,000   City of Detroit, Michigan, Sewage Disposal System Revenue and Revenue Refunding Bonds,
                 Series 1993-A, 5.700%, 7/01/13                                            7/03 at 102          Aaa        4,807,576

    1,730,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1997-A, 5.000%, 7/01/22                                            7/07 at 101          Aaa        1,684,034

    4,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue Refunding Bonds,
                 Series 1993, 4.750%, 7/01/19                                              7/04 at 102          Aaa        4,268,205
------------------------------------------------------------------------------------------------------------------------------------
$ 162,820,000   Total Investments - (cost $158,490,369) - 98.5%                                                          170,912,102
=============

                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%

      400,000   The Economic Development Corporation of the County of Delta, Michigan, Environmental Improvement
                 Revenue Refunding Bonds, 1985 Series D (Mead-Escanaba Paper Company Project), Variable Rate
                 Demand Bonds, 3.750%, 12/01/23+                                                                P-1          400,000

      300,000   Regents of The University of Michigan, Adjustable Rate Demand Hospital Revenue Refunding Bonds,
                 Series 1992A, Variable Rate Demand Bonds, 3.700%, 12/01/19+                                 VMIG-1          300,000

      400,000   Regents of The University of Michigan, Hospital Revenue Bonds, Series 1995A (Adjustable Rate
                 Demand), Variable Rate Demand Bonds, 3.700%, 12/01/27+                                      VMIG-1          400,000
------------------------------------------------------------------------------------------------------------------------------------
$   1,100,000   Total Temporary Investments - 0.6%                                                                         1,100,000
=============
                Other Assets Less Liabilities - 0.9%                                                                       1,438,616
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $173,450,718
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index. See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
                            July 31, 1998
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.4%

$   3,040,000   Ohio Water Development Authority, Revenue Bonds, USA Waste Services, Series 1992,
                 7.750%, 9/01/07 (Alternative Minimum Tax)                                 3/02 at 102          N/R      $ 3,289,128


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.0%

    2,400,000   State of Ohio (Ohio Educational Facility Commission), Higher Educational Facility Mortgage Revenue
                 Bonds (University of Dayton 1992 Project), 6.600%, 12/01/17              12/03 at 102          Aaa        2,685,240

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility Revenue
                 Bonds (University of Dayton 1994 Project), 5.800%, 12/01/14              12/04 at 102          Aaa        1,066,600

    1,200,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility Revenue
                 Bonds (The University of Findlay 1996 Project), 6.125%, 9/01/16           9/06 at 101          N/R        1,256,052

    1,500,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility Revenue
                 Bonds (Case Western Reserve University 1997 Series D), 6.250%, 7/01/14   No Opt. Call           AA        1,730,970

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility Revenue
                 Bonds, Series 1992 (Case Western Reserve University Project), 6.000%, 10/01/2210/02 at 102      Aa        1,063,320

    3,665,000   State of Ohio, Educational Loan Revenue Bonds, Series 1997A (Supplemental Student Loan Program),
                 1997A1, 5.850%, 12/01/19 (Alternative Minimum Tax)                        6/07 at 102          Aaa        3,797,087

    1,575,000   The Ohio State University (A State University of Ohio), General Receipts Bonds,Series 1992 A1,
                 5.875%, 12/01/12                                                         12/02 at 102           Aa        1,674,036

      825,000   Bowling Green State University, Ohio, General Receipts Bonds, Series 1991,
                 6.700%, 6/01/07                                                           6/01 at 102            A          891,272

    3,000,000   Kent State University (A State University of Ohio), General Receipts Bonds,Series 1992,
                 6.500%, 5/01/22                                                           5/02 at 102          Aaa        3,300,540

    2,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing
                 Authority, Higher Education Revenue Bonds, 1998 Series A (Inter American University of Puerto Rico
                 Project), 5.000%, 10/01/22                                               10/08 at 101          Aaa        1,960,000

    3,500,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan Subordinated Revenue Refunding
                 Bonds, Series 1992 D, 6.600%, 7/01/05 (Alternative Minimum Tax)           7/02 at 100            A        3,694,880

    1,400,000   University of Cincinnati, General Receipts Revenue Bonds, Series 1997-AB,
                 5.375%, 6/01/20                                                           6/07 at 100          Aaa        1,425,508

    1,000,000   The University of Toledo (A State University of Ohio), General Receipts Bonds, Series 1992B,
                 5.900%, 6/01/20                                                          12/02 at 102          Aaa        1,069,760


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.8%

    1,300,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds,
                 Series 1993A (Summa Health System Project), 5.500%, 11/15/13             11/03 at 202            A        1,315,041

    1,000,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 1991
                 (Fort Hamilton-Hughes Memorial Hospital Center), 7.500%, 1/01/10          1/02 at 102         BBB-        1,082,800

      345,000   City of Hamilton and County of Butler, Hospital Facilities Revenue Refunding, Fort Hamilton-Hughes
                 Memorial Hospital Center, 7.250%, 1/01/01                                No Opt. Call         BBB-          354,988

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds,
                Series 1991 (Guernsey Memorial Hospital Project):
    1,680,000    8.000%, 12/01/06                                                         12/01 at 102          BBB        1,862,952
      750,000    8.000%, 12/01/11                                                         12/01 at 102          BBB          830,940

    2,675,000   County of Clermont, Ohio, Hospital Facilities Revenue Refunding Bonds, Series 1993 A (Mercy
                 Health System), 5.875%, 1/01/15                                           1/03 at 102          Aaa        2,822,259

    1,500,000   County of Cuyhoga, Ohio, Hospital Improvement Revenue Bonds, Series 1992 (University Hospitals
                 Health System, Inc. Project), 6.500%, 1/15/19                             1/02 at 102           Aa        1,618,455

    1,170,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Series 1993, Health Cleveland, Inc.
                 (Fairview General Hospital Project), 6.300%, 8/15/15                      2/03 at 102           A1        1,263,893

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$   1,000,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue Bonds, Series 1997 (The
                 MetroHealth System Project), 5.625%, 2/15/17                              2/07 at 102          Aaa      $ 1,046,110

    1,500,000   County of Franklin, Ohio, Hospital Revenue Refunding and Improvement Bonds, 1992 Series A (The
                 Children's Hospital Project), 6.600%, 5/01/13                            11/02 at 102           Aa        1,644,405

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A (The Children's Hospital Project):
    1,000,000    5.750%, 11/01/20                                                         11/06 at 101           Aa        1,052,270
    1,500,000    5.875%, 11/01/25                                                         11/06 at 101           Aa        1,592,130

    3,250,000   City of Garfield Heights, Ohio, Hospital Improvement and Refunding Revenue Bonds, Series 1992B
                 (Marymount Hospital Project), 6.650%, 11/15/11                           11/02 at 102            A        3,540,583

    2,500,000   County of Marion, Ohio, Hospital Refunding and Improvement Revenue Bonds, Series 1996 (The
                 Community Hospital), 6.375%, 5/15/11                                      5/06 at 102         BBB+        2,736,325

    1,500,000   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds,
                 Series 1996 (Kettering Medical Center), 5.625%, 4/01/16                   4/06 at 102          Aaa        1,565,790

    2,325,000   City of Mount Vernon, Ohio, Hospital Refunding Revenue Bonds, Series 1986A (Knox Community
                 Hospital), 7.875%, 6/01/12                                                6/02 at 100          N/R        2,377,220

      750,000   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds, Series 1993A (Union Hospital Project),
                 6.500%, 10/01/21                                                         10/03 at 102         Baa3          799,838


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.0%

    2,885,000   Ohio Capital Corporation for Housing Mortgage Revenue Refunding Bonds (FHA Insured Mortgage-
                 Section 8), 5.700%, 1/01/24                                               1/02 at 100          Aaa        2,913,302

    1,385,000   County of Clermont, Ohio, Mortgage Revenue Bonds (GNMA Collateralized-S.E.M. Villa IIProject),
                 Series 1994-A, 5.950%, 2/20/30                                            8/03 at 103          Aaa        1,432,339

    1,435,000   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds (Water Street Associates PJ),
                 Series 1997, 6.150%, 12/20/26 (Alternative Minimum Tax)                   6/08 at 105          Aaa        1,524,357

      990,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue Bonds, Series 1994A (FHA
                 Insured Mortgage Loan-Hamilton Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)                                                 1/05 at 103           Aa          991,386

    6,170,000   County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1992A (FHA Insured Mortgage Loan-
                 Kensington Place Project), 6.750%, 1/01/34                                1/02 at 103           Aa        6,517,124

    5,200,000   Hamilton County, Multi-Family Housing Revenue Bonds (Huntington Meadows Project), Series 1997,
                 5.700%, 7/01/27 (Alternative Minimum Tax)                                 7/07 at 102          AAA        5,348,772


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.9%

    4,000,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1996 Series B-3
                 (Mortgage-Backed Securities Program), 5.750%, 9/01/28 (Alternative Minimum Tax)9/07 at 102     AAA        4,115,400

    6,965,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)9/99 at 102       AAA        7,280,932


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.1%

    1,365,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series 1993 (Ohio Presbyterian
                 Retirement Services), 6.500%, 7/01/23                                     7/03 at 102          N/R        1,386,431

    1,000,000   County of Marion, Ohio, Health Care Facilities Refunding and Improvement Revenue Bonds, Series 1993,
                 (United Church Homes, Inc. Project), 6.300%, 11/15/15                    11/03 at 102         BBB-        1,054,150


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.4%

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation Unlimited Tax Bonds):
      650,000    7.500%, 12/15/06                                                         12/03 at 102          Aaa          760,500
      680,000    7.450%, 12/15/07                                                         12/03 at 102          Aaa          793,982

    1,750,000   Brecksville-Broadview Heights City School District, Ohio, School Improvement Bonds, Series 1996
                 (General Obligation Unlimited Tax Bonds), 6.500%, 12/01/16               12/06 at 102          Aaa        1,993,968

    2,000,000  City of Columbus, Ohio, General Obligation Refunding Bonds, Series 1992B,
                6.500%, 1/01/10                                                            1/02 at 102          Aaa        2,171,920

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$   1,300,000   County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax General Obligation Bonds),
                 5.375%, 12/01/20                                                         12/08 at 102          Aaa      $ 1,335,334

    1,505,000   Greater Cleveland Regional Transit Authority, General Obligation, Capital Improvement Bonds,
                 Series 1996, 5.650%, 12/01/16                                            12/06 at 101          Aaa        1,586,857

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General Obligation Unlimited Tax):
      650,000    9.750%, 12/01/03                                                         No Opt. Call          Aaa          818,578
      715,000    9.700%, 12/01/04                                                         No Opt. Call          Aaa          924,474

    1,260,000   Oak Hills Local School District School Facilities and Improvement Bonds (General Obligation-Unlimited
                 Tax), 6.900%, 12/01/13                                                   No Opt. Call          Aaa        1,540,741

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General Obligation Bonds),
                 5.400%, 7/01/25                                                       7/06 at 101 1/2            A        2,037,580

    1,300,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1997 (General
                 Obligation Bonds), 5.750%, 7/01/17                                    7/07 at 101 1/2            A        1,385,150

    2,400,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998, 5.000%, 7/01/277/08 at 101         A        2,312,880

    1,000,000   Revere Local School District, Ohio, School Improvement Bonds, Series 1993 (General Obligation
                 Unlimited Tax Bonds), 6.000%, 12/01/16                                   12/03 at 102          Aaa        1,087,870

    2,870,000   City of Strongsville, Ohio, Various Purpose Improvement Bonds, Series 1996 (General Obligation-Limited
                 Tax), 5.950%, 12/01/21                                                   12/06 at 102           Aa        3,086,513

    1,000,000   Sylvania City School District, General Obligation (Unlimited Tax)
                 Series 1995, 5.800%, 12/01/15                                            12/05 at 101          Aaa        1,066,740

    1,135,000   City of Toledo, Ohio, General Obligation (Limited Tax), Various Purpose Improvement Bonds, Series 1994,
                 7.000%, 12/01/03                                                         No Opt. Call          Aaa        1,285,070

    1,000,000   Upper Arlington City School District, General Obligation Bonds,
                 Series 1996, 5.250%, 12/01/22                                            12/06 at 102          Aaa        1,001,020

    2,000,000   Board of Education, Wayne Local School District, County of Warren, Ohio, School Improvement Bonds,
                 Series 1996 (Unlimited Tax General Obligation), 6.100%, 12/01/24         12/06 at 102          Aaa        2,200,300

    3,000,000    Board of Education, West Clermont Local School District, County
                 of Clermont, Ohio, School Improvement Bonds, Series 1995
                 (Unlimited Tax General Obligation), 6.000%, 12/01/18                     12/05 at 100          Aaa        3,225,870

    1,000,000   City of Westlake, Ohio, General Obligation, Various Purpose Improvement and Refunding Bonds,
                 Series 1997, 5.550%, 12/01/17                                            12/08 at 101          Aa1        1,044,940

    1,820,000   Worthington City School District, Franklin County, Ohio, General Obligation Refunding Bonds (Unlimited
                 Tax), 6.375%, 12/01/12                                                    6/02 at 102          Aaa        1,977,885


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.0%

    1,500,000   State of Ohio (OPFC), Higher Education Capital Facilities Bonds,
                 Series II-1992A, 5.500%, 12/01/06                                        12/01 at 102          AA-        1,575,300

    1,090,000   State of Ohio Department of Transportation, Certificates of Participation (Richenbacker Port Authority
                 Improvements), 6.125%, 4/15/15 (Alternative Minimum Tax)                 10/02 at 100          AA-        1,114,546

    1,000,000   State of Ohio (Ohio Building Authority), State Facilities Bonds (Juvenile Correctional Building Fund
                Projects), 1992 Series B, 6.000%, 10/01/12                                10/02 at 102          AA-        1,064,490

    3,000,000   State of Ohio (Ohio Building Authority) State Facilities Bonds (Adult Correctional Building Fund
                 Projects), 1993 Series A, 6.125%, 10/01/12                               10/03 at 102          AA-        3,253,320


------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.7%

      500,000   County of Franklin, Ohio, Revenue Bonds, Series 1993 (OCLC Online Computer Library Center,
                 Incorporated Project), 6.000%, 4/15/13                                    4/03 at 100          N/R          515,725

    1,000,000   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, 1983 Series A (Motorola, Inc. Project),
                 6.750%, 1/01/14                                                           1/02 at 103           AA        1,101,790


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.4%

    3,430,000   City of Cleveland, Ohio, Parking Facilities Revenue Bonds, Series 1996,
                 5.500%, 9/15/22                                                           9/06 at 102          Aaa        3,557,836

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds, Series 1994 (Port Columbus International Airport
                Project):
$     830,000    5.950%, 1/01/08 (Alternative Minimum Tax)                                 1/04 at 102          Aaa      $   892,184
    1,000,000    6.000%, 1/01/14 (Alternative Minimum Tax)                                 1/04 at 102          Aaa        1,070,820


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.2%

      360,000   Ohio Water Development Authority, State of Ohio, Water Development Revenue Refunding Bonds,
                 Refunding and Improvement Series, 8.000%, 12/01/18 (Pre-refunded to 12/01/00)12/00 at 100      AAA          387,046

    1,500,000   City of Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Series 1991,
                 6.550%, 3/01/12 (Pre-refunded to 3/01/01)                                 3/01 at 102          Aaa        1,620,585

    2,000,000   City of Barberton, Ohio Hospital Facilities Revenue Bonds, Series 1992 (The Barberton Citizens
                 Hospital Company Project), 7.250%, 1/01/12 (Pre-refunded to 1/01/02)      1/02 at 102       N/R***        2,227,900

    2,000,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds, Series 1991 (Timken Mercy Medical
                 Center), 7.125%, 12/01/18 (Pre-refunded to 12/01/01)                     12/01 at 102          AAA        2,226,800

    2,500,000   County of Clermont, Ohio, Waterworks System Revenue Bonds, Series 1991, Clermont County Sewer
                 District, 6.625%, 12/01/14 (Pre-refunded to 12/01/01)                    12/01 at 102          Aaa        2,747,775

    2,075,000   City of Cleveland, Ohio, Airport System Revenue Bonds, 1990 Series A, 7.400%, 1/01/20
                 (Alternative Minimum Tax) (Pre-refunded to 1/01/00)                       1/00 at 102          Aaa        2,216,308

    2,000,000   City of Cleveland, Ohio, Public Power System First Mortgage Revenue Bonds, Series 1994A,
                 7.000%, 11/15/24 (Pre-refunded to 11/15/04)                              11/04 at 102          Aaa        2,333,080

    1,000,000   City of Cleveland, Ohio, Regional Sewer District, 6.750%, 4/01/07
                 (Pre-refunded to 5/15/04)                                                 5/04 at 100          Aaa        1,127,840

    1,575,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage Revenue Bonds, Series F, 1992 A,
                 6.500%, 1/01/21 (Pre-refunded to 1/01/02)                                 1/02 at 102          Aaa        1,722,515

       35,000   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds, Series F, 1992-B, 6.500%, 1/01/11
                 (Pre-refunded to 1/01/02)                                                 1/02 at 102          Aaa           38,278

    1,950,000   City School District of Columbus, Franklin County, Ohio, School Building Renovation and Improvement
                 Bonds, Series 1992 (General Obligation-Unlimited Tax), 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)                                               12/02 at 102          Aaa        2,178,578

    3,250,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System), Series 1991,
                 7.000%, 8/15/23 (Pre-refunded to 8/15/01)                                 8/01 at 102          AAA        3,585,432

    2,000,000   Dublin City School District, Franklin, Delaware and Union Counties, Ohio, Various Purpose School
                 Building Construction and Improvement Bonds (General Obligation-Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)                              12/02 at 102          Aaa        2,199,040

    3,100,000   County of Franklin, Ohio, First Mortgage Revenue, Series 1979
                 (OCLC Inc Project), 7.500%, 6/01/09                                      No Opt. Call          Aaa        3,560,566

    1,000,000   Hamilton County, Ohio, Sewer System Improvement and Refunding Revenue Bonds, 1991 Series A
                 (The Metropolitan Sewer District of Greater Cincinnati), 6.700%, 12/01/13
                 (Pre-refunded to 6/01/01)                                                 6/01 at 102          AAA        1,089,880

    1,000,000   City of Lakewood, Ohio, Various Purpose General Obligation Bonds, Series 1992 (Limited Tax
                 Obligation), 6.500%, 12/01/12 (Pre-refunded to 12/01/02)                 12/02 at 102       Aa3***        1,110,050

    2,100,000   Lakota Local School District, County of Butler, Ohio, School Improvement Unlimited Tax General
                 Obligation Bonds, Series 1994, 6.250%, 12/01/14
                 (Pre-refunded to 12/01/05)                                               12/05 at 100          Aaa        2,357,186

    1,400,000   City of Middleburg Heights, Ohio, Hospital Improvement Revenue Bonds, Series 1991 (Southwest
                 General Hospital Project), 6.750%, 8/15/21 (Pre-refunded to 8/15/01)      8/01 at 102          AAA        1,533,294

    1,000,000   City of Newark, Ohio, Water System Improvement Bonds (Limited Tax General Obligation),
                 6.000%, 12/01/18 (Pre-refunded to 12/01/03)                              12/03 at 102          Aaa        1,103,950

    2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General Obligation Bonds),
                 6.600%, 7/01/13 (Pre-refunded to 7/01/02)                             7/02 at 101 1/2          Aaa        2,762,125

    1,400,000   Reynoldsburg City School District, Franklin, Fairfield and Licking Counties, Ohio, General Obligation
                 Bonds (Unlimited Tax), For School Building Construction and Improvement), 6.550%, 12/01/17
                 (Pre-refunded to 12/01/02)                                               12/02 at 102          Aaa        1,558,592

    1,000,000   Solon City School District, Ohio, School Improvement Bonds, Series 1990, General Obligation Unlimited
                 Tax Bonds, 7.150%, 12/01/13 (Pre-refunded to 12/01/01)                   12/01 at 102       N/R***        1,112,150

    3,500,000   University of Cincinnati, General Receipts Bonds, Series O, 6.300%, 6/01/12
                 (Pre-refunded to 12/01/02)                                               12/02 at 102        AA***        3,857,665

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.1%

$   2,250,000   Ohio Air Quality Development Authority, State of Ohio, Air Quality Development Refunding Revenue
                 Bonds, Series 1992 (Ashland Oil, Inc. Project), 6.850%, 4/01/10           4/01 at 102         Baa1      $ 2,384,595

    4,000,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized Pollution Control Revenue
                 Refunding Bonds, Series 1992 (The Cleveland Electric Illuminating Company Project),
                 8.000%, 12/01/13                                                          6/02 at 103          Aaa        4,582,560

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
    2,000,000    6.375%, 1/01/29 (Alternative Minimum Tax)                                10/04 at 102          Aaa        2,180,960
    4,000,000    6.375%, 4/01/29 (Alternative MinimumTax)                                 10/04 at 102          Aaa        4,361,920

    3,000,000   State of Ohio, Ohio Air Quality Development Authority, Air Quality Development Revenue Bonds
                 (JMG Funding, Limited Partnership Project),Series 1997, 5.625%, 1/01/23
                 (Alternative Minimum Tax)                                                 4/07 at 102          Aaa        3,119,340

    2,000,000   County of Ashtabula, Ohio, Industrial Development Refunding Revenue Bonds, 1992 Series A (Ashland
                 Oil, Inc. Project), 6.900%, 5/01/10                                       5/02 at 102         Baa1        2,158,160

    3,000,000   City of Cleveland, Ohio, Public Power System Improvement First Mortgage Revenue Bonds, Series 1991B,
                 7.000%, 11/15/17                                                         11/01 at 102          Aaa        3,293,970

    1,250,000   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,
                 1992 Series B, 6.300%, 10/15/25                                          10/02 at 102          Aaa        1,363,525


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.3%

    1,000,000   Ohio Water Development Authority, State of Ohio, Water Development Revenue Bonds, 1995 Fresh
                 Water Series, 5.900%, 12/01/21                                            6/05 at 102          Aaa        1,068,340

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Refunding Bonds, Series F, 1992B:
    2,965,000    6.500%, 1/01/11                                                           1/02 at 102          Aaa        3,216,432
    3,720,000    6.250%, 1/01/16                                                           1/02 at 102          Aaa        4,006,216

    1,000,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage Refunding Revenue Bonds, Series G,
                 1993, 5.500%, 1/01/21                                                    No Opt. Call          Aaa        1,064,100

    4,000,000   City of Cleveland, Waterworks Improvement and Refunding Revenue Bonds, 1st Mortgage
                 Series 1996-H, 5.750%, 1/01/26                                            1/06 at 102          Aaa        4,230,640

    2,500,000   City of Columbus, Ohio, Sewerage System Revenue Refunding Bonds, Series 1992,
                 6.250%, 6/01/08                                                           6/02 at 102          AA-        2,717,075

    1,000,000   Greene County Sewer System Revenue Bonds, Series 1998 (Governmental Enterprise Revenue Bonds),
                 5.250%, 12/01/25                                                         12/08 at 102          Aaa        1,003,980

    1,000,000   County of Montgomery, Ohio, Water Revenue Bonds, Greater Moraine-Beavercreek Sewer District,
                 Series 1992, 6.250%, 11/15/17                                            11/02 at 102          Aaa        1,090,160

    2,000,000   Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Refunding Bonds,
                 Series 1995, 5.600%, 11/15/16                                            11/05 at 101          Aaa        2,091,200

    1,250,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue Refunding Bonds, Series 1992,
                 6.000%, 12/01/14                                                         12/02 at 102          Aaa        1,351,325

    2,000,000   Southwest Regional Water District, Ohio, Waterworks System Revenue Bonds, Series 1995,
                 6.000%, 12/01/20                                                         12/05 at 101          Aaa        2,167,960
------------------------------------------------------------------------------------------------------------------------------------

$ 212,810,000   Total Investments - (cost $213,367,393) - 98.3%                                                          228,867,861
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.3%

$     700,000   Port Authority of Cincinnati and Hamilton County, Daily Adjustable Economic Development Revenue
=============    Bonds (Kenwood Office Associates Project), Series 1985, Variable Rate Demand Bonds,
                 3.700%, 9/01/25+                                                                               A-2          700,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       3,372,545
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $232,940,406
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index. See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
                            July 31, 1998
   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.5%

$   3,000,000   Guadalupe Blance River Authority, Sewage and Solid Waste Disposal Facility Bonds (E.I. du Pont
                 de Nemours and Company Project), Series 1996, 6.400%, 4/01/26
                 (Alternative Minimum Tax)                                                 4/06 at 102          AA-      $ 3,304,590


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.3%

    2,300,000   Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding Bonds, Series 1992-A,
                 6.875%, 9/01/04 (Alternative Minimum Tax)                                 3/02 at 102            A        2,492,119

    1,055,000   Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding Bonds, Series 1992C-1,
                 6.650%, 11/01/04 (Alternative MinimumTax)                                No Opt. Call           Aa        1,165,205

      205,000   Brazos Higher Education Authority, Inc. Student Loan Revenue Refunding Bonds, Subordinate
                 Series 1993A-2, 6.800%, 12/01/04 (Alternative Minimum Tax)               No Opt. Call            A          226,863

    1,000,000   City of Georgetown Higher Education, Finance Corporation, Higher Education Revenue Bonds,
                 Series 1994 (Southwestern University Project), 6.300%, 2/15/14            2/04 at 100           A1        1,066,920

    2,500,000   North Texas Higher Educational Authority, Inc. Student Loan Revenue Bonds, Series 1993C,
                 6.100%, 4/01/08 (Alternative MinimumTax)                                  4/03 at 102           Aa        2,611,600

    2,500,000    City of Terrell Hills, Texas, Higher Education Facilities
                 Corporation, Higher Education Revenue and Refunding Bonds
                 (Incarnate Word College Project), Series 1993, 5.750%,
                 3/15/133/03 at 101 1/2 AAA 2,603,575

    1,445,000   Tyler Junior College District (Smith and Van Zanlt Counties, Texas), Combined Fee Improvement
                 Revenue and Refunding Bonds, Series 1994, 5.900%, 8/15/13                 8/04 at 100          Aaa        1,545,861

    2,000,000   Board of Regents of The University of Houston System, Consolidated Revenue Bonds, Series 1995,
                 6.000%, 2/15/17                                                           2/05 at 100          Aaa        2,136,760


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 16.5%

    1,500,000   Texas Health Facilities Development Corporation, Hospital Revenue Bonds (All Saints Episcopal
                 Hospitals of Fort Worth Project), Series 1993B, 6.250%, 8/15/22           8/03 at 102          Aaa        1,636,845

    3,500,000   Abilene Health Facilities Development Corporation, Hospital Revenue Refunding and Improvement
                 Bonds (Hendrick Medical Center Project), Series 1995C, 6.150%, 9/01/25    9/05 at 102          Aaa        3,845,170

    4,500,000   Amarillo Health Facilities Corporation Hospital Revenue Bonds (High Plains Baptist Hospital Project),
                 Series 1992C, 6.500%, 1/01/07                                             1/02 at 102          Aaa        4,916,970

    2,325,000   Amarillo Health Facilities Corporation, Baptist St. Anthony's Hospital Corporation, Series 1998,
                 Revenue Bonds, 5.000%, 1/01/28                                            1/08 at 101          Aaa        2,229,884

    2,000,000   Bexar County Health Facilities Development Corporation, Health System Revenue Bonds (Baptist
                 Health System), Series 1997-B, 5.250%, 11/15/31                          11/07 at 102          Aaa        1,982,720

    6,000,000   Brazos County Health Facilities, Development Corporation, Franciscan Services Corporation, Obligated
                 Group, Revenue Bonds, Series 1997 A, 5.375%, 1/01/28                      7/07 at 102          Aaa        6,078,840

    1,850,000   Lubbock Health Facilities Development Corporation, Hospital Revenue Bonds (Methodist Hospital,
                 Lubbock, Texas Project), 5.500%, 12/01/14                                12/03 at 102          Aaa        1,885,039

    5,750,000   Midland County Hospital District, Hospital Revenue Bonds,
                 Series 1992, 0.000%, 6/01/11                                             No Opt. Call           A-        2,867,008

    4,500,000   Port of Corpus Christi Authority of Nueces County (Texas), Pollution Control Revenue Bonds (Hoechst
                 Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)                                                 4/02 at 102           A+        4,901,670

    5,400,000   Travis County Health Facilities Development Corporation, Hospital Revenue Bonds (Daughters of
                 Charity National Health System - Daughters of Charity Health Services of Austin), Series 1993B,
                 6.000%, 11/15/22                                                         11/03 at 102          Aa2        5,777,406


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.8%

    4,690,000   Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,
                 1996 Series E, 6.000%, 9/01/17                                            9/06 at 102          Aaa        4,947,387

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$   1,475,000   Baytown Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992-A, 8.500%, 9/01/11                                            9/02 at 103           A1      $ 1,658,756

    1,300,000   El Paso Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1991A, 8.750%, 10/01/11                                            4/01 at 103           A2        1,446,874

      960,000   City of Galveston Property Finance Authority, Inc., Single Family Mortgage Revenue Bonds,
                 Series 1991A, 8.500%, 9/01/11                                             9/01 at 103            A        1,037,213

    2,630,000   The Harrison County Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1991, 8.875%, 12/01/11                                            12/01 at 103            A        2,791,140

    1,520,000   Houston Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 5.950%, 12/01/10                                            6/03 at 102          Aaa        1,591,850

      940,000   Port Arthur Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992, 8.700%, 3/01/12                                              9/02 at 103            A        1,032,731

    2,910,000   Travis County Housing Finance Corporation (Texas), Residential Mortgage Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Senior Bonds, Series 1991A,
                 7.050%, 12/01/25                                                         12/01 at 103          AAA        3,108,084

    1,385,000   Victoria Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995, 8.125%, 1/01/11                                             No Opt. Call          Aaa        1,526,062


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 2.0%

    4,000,000   Tarrant County Health Facilities Development Corporation, Tax-Exempt Mortgage Revenue Bonds
                 (South Central Nursing Homes, Inc. Project), Series 1997A, 6.000%, 1/01/37
                 (Mandatory put 1/01/26)                                                   1/08 at 105          Aaa        4,366,280


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.7%

    8,290,000   State of Texas, College Student Loan Bonds, Series 1997, 5.000%, 8/01/22
                 (Alternative Minimum Tax)                                                 8/10 at 100           AA        7,820,289

    4,405,000   State of Texas, Veterans' Housing Assistance Bonds, Series 1993, General Obligation Bonds,
                 6.800%, 12/01/23 (Alternative Minimum Tax)                               12/03 at 102           AA        4,740,617

    2,000,000   State of Texas, Veteran's Land Bonds, Series 1994, General Obligation Bonds, 6.400%, 12/01/24
                 (Alternative Minimum Tax)                                                12/04 at 100           AA        2,175,660

    1,000,000   Caddo Mills Independent School District (Hunt County, Texas), Unlimited Tax School Building and
                 Refunding Bonds, Series 1995, 6.375%, 8/15/25                             2/05 at 100          AAA        1,090,690

    4,130,000   Coppell Independent School District (Dallas County, Texas), Unlimited Tax School Building and
                 Refunding Bonds, Series 1992, 0.000%, 8/15/14                        8/09 at 75 11/32          Aaa        1,707,631

    1,475,000   City of Corpus Christi, Texas, General Improvement and Refunding Bonds, Series 1992,
                 6.700%, 3/01/08                                                           3/02 at 100          Aaa        1,596,275

                Desoto Independent School District (Dallas County, Texas), Unlimited Tax Refunding Bonds, Series 1998:
    1,145,000    4.900%, 8/15/14                                                           8/99 at 100          AAA        1,116,054
    2,000,000    5.125%, 8/15/23                                                           8/99 at 100          AAA        1,972,200

    2,800,000   City of Ennis, Texas (Ennis County), General Obligation Refunding and Improvement Bonds, Series 1992,
                 6.500%, 8/01/13                                                           8/02 at 100          Aaa        3,019,912

    1,545,000   Montgomery County (A political subdivision of the State of Texas), Refunding Bonds, Series 1997,
                 0.000%, 3/01/14                                                      9/07 at 72 12/32          Aaa          693,211

    1,825,000   Socorro Independent School District (El Pasco, County, Texas), Unlimited Tax School Building Bonds,
                 Series 1996, 5.750%, 2/15/21                                              2/06 at 100          Aaa        1,911,797

    1,225,000   Weslaco Independent School District (Hidalgo County, Texas), Unlimited Tax School Building and
                 Refunding Bonds, Series 1996, 5.700%, 2/15/15                             2/06 at 100          Aaa        1,286,985

                West Independent School District (McLennan and Hill Counties),
                Unlimited Tax School Building and Refunding Bonds, Series 1998,
                PSF:
    1,000,000    0.000%, 8/15/22                                                       8/13 at 61 7/32          AAA          276,260
    1,000,000    0.000%, 8/15/23                                                      8/13 at 57 31/32          AAA          261,360
    1,000,000    0.000%, 8/15/24                                                        8/13 at 54 7/8          AAA          247,270


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.6%

    4,035,000   City of Bryan, Texas (Brazos County), Lease Revenue Bonds (Blinn College Project), Series 1995,
                 5.300%, 10/01/16                                                         10/05 at 100          Aaa        4,081,927

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$   1,450,000   Industrial Development Corporation of The City of Galveston, Sales Tax Revenue Bonds, Series 1995,
                 5.750%, 9/01/15                                                           9/05 at 100          Aaa      $ 1,523,385

    1,575,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien, Revenue Refunding Bonds,
                 Series 1992A, 6.500%, 8/15/15                                             8/02 at 102           AA        1,719,491

    4,580,000   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds (Henry B Gonzalez Convention Center
                 Project), 5.700%, 8/15/26                                                 8/06 at 102          Aaa        4,828,694


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.1%

    5,295,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American Airlines, Inc.
                 Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                     12/00 at 102         Baa2        5,708,645

    5,020,000   Dallas-Fort Worth International Airport, Facility Improvement Corporation, United Parcel Service, Inc.
                 Revenue Bonds, Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)     5/02 at 102          Aaa        5,428,327

      320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992A,
                 6.500%, 8/15/17                                                           8/02 at 102          Aaa          350,605

      320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992B,
                 6.625%, 8/15/17                                                           8/99 at 100          Aaa          323,917

    3,600,000   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds, Series 1994,
                 5.375%, 8/15/20                                                           8/04 at 102          Aaa        3,656,232

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 1991A,
                 6.750%, 7/01/21 (Alternative Minimum Tax)                                 7/01 at 102          Aaa        5,386,150

    3,300,000   City of Houston, Texas Airport System Special Facilities Revenue Bonds (Automated People Mover
                 Project), Series 1997A, 5.500%, 7/15/17 (Alternative Minimum Tax)         7/07 at 100          Aaa        3,380,751


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.1%

    3,500,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds, Series 1991,
                 6.750%, 5/15/12 (Pre-refunded to 5/15/01)                                 5/01 at 102         A***        3,808,665

    1,000,000   The City of Beaumont, Texas, Public Improvement Bonds, Series 1992, 6.250%, 3/01/10
                 (Pre-refunded to 3/01/02)                                                 3/02 at 100          Aaa        1,071,450

    2,000,000   City of Brownsville, Texas, General Obligation Refunding Bonds, Series 1991, 6.750%, 2/15/12
                 (Pre-refunded to 2/15/01)                                                 2/01 at 100          Aaa        2,132,240

    3,500,000   City of Brownsville, Texas Utilities System Priority Revenue Bonds, Series 1990, 6.500%, 9/01/17
                 (Pre-refunded to 9/01/00)                                                 9/00 at 102          Aaa        3,747,835

    1,975,000   City of Corpus Christi, Texas, General Improvement and Refunding Bonds, Series 1992, 6.700%, 3/01/08
                 (Pre-refunded to 3/01/02)                                                 3/02 at 100          Aaa        2,145,462

    1,500,000   City of Dallas, Texas (Dallas, Denton and Collin Counties), Combination Tax and Surplus Revenue,
                 Certificates of Obligation, Series 1992, 6.250%, 1/01/20
                 (Pre-refunded to 1/01/02)                                                 1/02 at 100          Aaa        1,602,525

    1,185,000   Fort Bend County Levee Improvement District No. 11 (A Political Subdivision of the State of Texas,
                 located within Fort Bend County), Unlimited Tax Levee Improvement Bonds, Series 1994,
                 6.900%, 9/01/17 (Pre-refunded to 9/01/04)                                 9/04 at 100          Aaa        1,354,111

    1,780,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992A,
                 6.500%, 8/15/17 (Pre-refunded to 8/15/02)                                 8/02 at 102          Aaa        1,968,057

      425,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien, Revenue Refunding Bonds,
                 Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)                    8/02 at 102        AA***          469,400

    4,000,000   Harris County Health Facilities Development Corporation, Hospital Revenue Bonds (Texas Children's
                 Hospital Project), Series 1989A, 7.000%, 10/01/19
                 (Pre-refunded to 10/01/99)                                               10/99 at 102          Aaa        4,227,880

    6,110,000   Harris County Health Facilities Development Corporation (Texas), Hospital Revenue Bonds (Memorial
                 Hospital System Project), Series 1992, 7.125%, 6/01/15
                 (Pre-refunded to 6/01/02)                                                 6/02 at 102       N/R***        6,852,793

      250,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue Refunding Bonds, Series 1991C,
                 6.375%, 12/01/17 (Pre-refunded to 12/01/01)                              12/01 at 102          Aaa          272,845

    1,000,000   North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds (Presbyterian
                 Healthcare System Project), Series 1996-A, 5.750%, 6/01/26               No Opt. Call          Aaa        1,081,780

    1,000,000   North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds (Presbyterian
                 Healthcare System Project), Series 1996-B, 5.500%, 6/01/21               No Opt. Call          Aaa        1,054,060

   PRINCIPAL                                                                             OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   2,500,000   Ratama Development Corporation, Special Facilities Revenue Bonds (Ratama Park Racetrack
                 Project), Series 1993, 8.750%, 12/15/17                                  No Opt. Call          Aaa      $ 3,630,400

                City of San Antonio, Texas, Water System Revenue and Refunding Bonds, Series 1992:
    1,310,000    6.500%, 5/15/10 (Pre-refunded to 5/15/02)                                 5/02 at 102          Aaa        1,442,140
      665,000    6.500%, 5/15/10                                                          No Opt. Call          Aaa          769,777


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.4%

    1,225,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas Utilities Electric
                 Company Project), Series 1990A, 8.125%, 2/01/20 (Alternative MinimumTax)  2/00 at 102         Baa1        1,311,142

    2,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas Utilities Electric
                 Company Project), Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax) 3/01 at 102         Baa1        2,188,800

    1,500,000   Brazos River Authority (Texas), Collateralized Pollution, Control Revenue Refunding Bonds (Texas
                 Utilities Electric Company Project), Series 1992, 6.500%, 12/01/27
                 (Alternative Minimum Tax)                                                12/02 at 102          Aaa        1,638,120

    4,000,000   Brazos River Authority Pollution Control Revenue Bonds, Texas Utilities, Series 1998A, 5.550%, 5/01/33
                 (Alternative Minimum Tax)                                                 5/08 at 102          Aaa        4,109,160

    5,500,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting and Power
                 Company Project), Series 1988D, 7.750%, 10/01/15                         10/98 at 102           A-        5,640,195

    1,200,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting and Power
                 Company Project), Series 1993, 5.600%, 12/01/17                          12/03 at 102          Aaa        1,242,096

    3,000,000   Gulf Coast Waste Disposal Authority (Valero Energy Corporation Project), Series 1998,
                 5.600%, 4/01/32 (Alternative Minimum Tax)                                 4/08 at 102         BBB-        2,987,130

    1,500,000   Matagorda County Navigation District Number One (Texas), Pollution Control Revenue Refunding Bonds
                 (Central Power and Light CompanyProject), Series 1993, 6.000%, 7/01/28    7/03 at 102           A-        1,566,675

    2,000,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding Bonds, New Series 1992,
                 5.000%, 2/01/17                                                           2/02 at 101          Aa1        1,972,700


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.9%

    2,130,000   City of Dallas, Texas (Dallas, Denton and Collin Counties), Waterworks and Sewer System Revenue
                 Refunding and Improvement Bonds, Series 1995, 4.500%, 4/01/14             2/02 at 101          Aa1        1,972,700

    3,750,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue Refunding Bonds, Series 1991C,
                 6.375%, 12/01/17                                                         12/01 at 102          Aaa        4,037,024

    1,000,000   City of Houston, Texas, Water and Sewer System, Prior Lien Revenue Refunding Bonds, Series 1992B,
                 6.375%, 12/01/14                                                         12/02 at 102            A        1,087,880

      800,000   City of Laredo, Texas (Webb County) Combination Tax and Waterworks System, Revenue Certificates
                 of Obligation, Series 1994, 5.625%, 8/15/11                               8/04 at 100          Aaa          842,360

    2,525,000   City of San Antonio, Texas, Water System Revenue Refunding Bonds, Series 1992,
                 6.500%, 5/15/10                                                           5/02 at 102          Aaa        2,748,967
------------------------------------------------------------------------------------------------------------------------------------
$ 210,305,000   Total Investments - (cost $198,615,103) - 97.9%                                                          214,088,026
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.7%

      400,000   Matagorda County Navigation District Number One (Texas), Collateralized Revenue Refunding Bonds
                 (Houston Lighting and Power Company Project), Variable Rate Demand Bonds, Series 1997,
                 3.800%, 11/01/28+ (Alternative MinimumTax)                                                  VMIG-1          400,000

    1,100,000   Sabine River Authority of Texas Collateralized Pollution Control, Variable Rate Demand Bonds (Texas
                 Utilities Electric Company), 3.750%, 4/01/30+ (Alternative Minimum Tax)                       A-1+        1,100,000
------------------------------------------------------------------------------------------------------------------------------------
$   1,500,000   Total Temporary Investments - 0.7%                                                                         1,500,000
=============
                Other Assets Less Liabilities - 1.4%                                                                       3,081,090
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $218,669,116
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
July 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                        ARIZONA          MICHIGAN          MICHIGAN             OHIO           TEXAS
                                                        PREMIUM           QUALITY           PREMIUM          QUALITY         QUALITY
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market
   value (note 1)                                   $95,182,242      $257,717,767      $170,912,102     $228,867,861    $214,088,026
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     --                --         1,100,000          700,000       1,500,000
 Cash                                                   457,496           688,287            82,250        1,659,587          61,406
 Receivables:
   Interest                                             730,083         3,976,795         2,099,282        2,727,378       3,605,057
   Investments sold                                     573,516                --                --               --         337,652
 Other assets                                            14,730            22,034             5,569           18,863          16,330
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   96,958,067       262,404,883       174,199,203      233,973,689     219,608,471
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Accrued expenses:
   Management fees (note 6)                              53,346           142,725            95,282          127,498         119,826
   Other                                                 59,084            89,647           122,239          137,094         101,486
 Preferred share dividends payable                        1,973             7,671             8,881           10,149          12,185
 Common share dividends payable                         297,640           905,592           522,083          758,542         705,858
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 412,043         1,145,635           748,485        1,033,283         939,355
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                 $96,546,024      $261,259,248      $173,450,718     $232,940,406    $218,669,116
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value              $30,000,000      $ 80,000,000      $ 56,000,000     $ 77,000,000    $ 69,000,000
====================================================================================================================================

Preferred shares outstanding                              1,200             3,200             2,240            3,080           2,760
====================================================================================================================================

Common shares outstanding                             4,313,620        11,391,092         7,677,686        9,364,719       9,411,435
====================================================================================================================================

Netasset value per Common share outstanding
   (net assets less Preferred shares at
   liquidation value, divided by
   Common shares outstanding)                       $     15.43      $      15.91      $      15.30     $      16.65    $      15.90
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended July 31, 1998
                                                        ARIZONA          MICHIGAN          MICHIGAN             OHIO          TEXAS
                                                        PREMIUM           QUALITY           PREMIUM          QUALITY        QUALITY
INVESTMENT INCOME (NOTE 1)                           $5,365,688       $15,386,382        $9,501,212      $13,396,171    $12,862,200
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                               624,025         1,673,154         1,115,263        1,493,250      1,406,372
 Preferred shares - auction fees                         75,000           200,002           139,999          192,501        172,499
 Preferred shares - dividend disbursing agent fees                         11,535            11,535           21,198         34,111
   22,603
 Shareholders' servicing agent fees and expenses                            8,829            39,533           27,498         40,197
   19,776
 Custodian's fees and expenses                           37,064            51,433            45,729           56,340         51,616
 Directors'/Trustees' fees and expenses (note 6)                               --               831              310            745
   662
 Professional fees                                       17,212            16,229            22,599           17,004         23,170
 Shareholders' reports - printing and mailing expenses                     36,012            74,732           73,251         88,971
   74,200
 Stock exchange listing fees                             16,247            24,669            20,292           23,298         19,535
 Investor relations expense                               7,572            23,435            16,215           21,551         16,803
 Other expenses                                          12,345            23,984            17,796           29,111         13,772
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                          845,841         2,139,537         1,500,150        1,997,079      1,821,008
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 4,519,847        13,246,845         8,001,062       11,399,092     11,041,192
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from
 investment transactions
   (notes 1 and 4)                                      469,613           444,027           134,148          295,006        905,750
 Net change in unrealized appreciation or depreciation
   of investments                                       (84,432)         (591,805)        1,238,827          471,590       (363,610)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                        385,181          (147,778)        1,372,975          766,596        542,140
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $4,905,028       $13,099,067        $9,374,037      $12,165,688    $11,583,332
===================================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                         ARIZONA PREMIUM                   MICHIGAN QUALITY                   MICHIGAN PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       7/31/98          7/31/97           7/31/98           7/31/97          7/31/98        7/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income             $ 4,519,847      $ 4,521,266      $ 13,246,845      $ 13,273,646      $ 8,001,062    $ 8,049,998
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)        469,613          107,716           444,027           191,099          134,148         58,728
 Net change in unrealized appreciation
   or depreciation of investments      (84,432)       3,426,284          (591,805)        7,824,042        1,238,827      7,429,576
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
      from operations                4,905,028        8,055,266        13,099,067        21,288,787        9,374,037     15,538,302
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders              (3,560,162)      (3,505,995)      (10,831,644)      (10,753,701)      (6,264,993)    (6,126,793)
   Preferred shareholders           (1,004,753)        (959,751)       (2,682,487)       (2,664,110)      (1,933,132)    (1,824,440)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                      --               --          (111,138)         (270,793)              --             --
   Preferred shareholders                   --               --           (27,488)          (65,600)              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders (4,564,915)      (4,465,746)      (13,652,757)      (13,754,204)      (8,198,125)    (7,951,233)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       474,596           47,204         1,566,072         1,679,295               --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets             814,709        3,636,724         1,012,382         9,213,878        1,175,912      7,587,069
Net assets at beginning of year     95,731,315       92,094,591       260,246,866       251,032,988      172,274,806    164,687,737
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year          $96,546,024      $95,731,315      $261,259,248      $260,246,866     $173,450,718   $172,274,806
===================================================================================================================================

Balance of undistributed net
   investment income at end of year $  211,647       $  256,715        $  181,352        $  448,638       $  306,548     $  503,611
===================================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                                     OHIO QUALITY                            TEXAS QUALITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                7/31/98              7/31/97             7/31/98            7/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                     $ 11,399,092         $ 11,417,190        $ 11,041,192       $ 11,215,305
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                 295,006              658,154             905,750             (4,927)
 Net change in unrealized appreciation
   or depreciation of investments                               471,590            7,424,361            (363,610)         7,599,310
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   12,165,688           19,499,705          11,583,332         18,809,688
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (9,077,395)          (8,909,679)         (8,716,618)        (8,791,315)
   Preferred shareholders                                    (2,397,864)          (2,471,778)         (2,498,267)        (2,442,360)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                               --                   --                  --                 --
   Preferred shareholders                                            --                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (11,475,259)         (11,381,457)        (11,214,885)       (11,233,675)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                              1,018,376              962,543             301,838                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    1,708,805            9,080,791             670,285          7,576,013
Net assets at beginning of year                             231,231,601          222,150,810         217,998,831        210,422,818
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $232,940,406         $231,231,601        $218,669,116       $217,998,831
===================================================================================================================================

Balance of undistributed net investment income
  at end of year                                           $    636,928         $    713,095        $     99,662       $    273,355
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --          840          680          760
   Series Th                                   1,200         3,200        1,400        1,400        2,000
   Series Th2                                     --            --           --        1,000           --
---------------------------------------------------------------------------------------------------------
Total                                          1,200         3,200        2,240        3,080        2,760
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                           ARIZONA PREMIUM            MICHIGAN QUALITY
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           7/31/98      7/31/97      7/31/98       7/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     29,905        3,160       93,557       105,844
==========================================================================================================
                                                          MICHIGAN PREMIUM              OHIO QUALITY
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           7/31/98      7/31/97      7/31/98       7/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                         --           --       57,107        58,958
==========================================================================================================
                                                                                        TEXAS QUALITY
----------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED    YEAR ENDED
                                                                                     7/31/98       7/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                               19,003            --
==========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid September 1, 1998, to shareholders of record on August 12, 1998, as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0690        $.0765       $.0680       $.0820       $.0750
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended July
31, 1998, were as follows:
                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities    $17,261,710  $21,926,492  $11,477,675  $20,446,025  $39,052,358
   Temporary municipal investments          2,900,000    8,300,000    5,400,000    9,300,000   17,000,000
Sales and Maturities:
   Investments in municipal securities     16,145,732   19,590,897   10,032,178   19,497,054   36,637,282
   Temporary municipal investments          4,100,000   10,100,000    6,600,000    8,600,000   17,500,000
---------------------------------------------------------------------------------------------------------

At January 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At July 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                       ARIZONA      MICHIGAN         OHIO
                                                                        PREMIUM      PREMIUM      QUALITY
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                $     --   $  154,548   $  856,869
   2003                                                                 846,663      627,148       16,493
   2004                                                                      --    1,807,234      622,243
   2005                                                                      --           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                  $846,663   $2,588,930   $1,495,605
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 1998, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $7,455,221   $21,632,541  $12,421,733  $15,500,468  $15,472,923
   depreciation                               (1,720)           --           --           --           --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation               $7,453,501   $21,632,541  $12,421,733  $15,500,468  $15,472,923
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At July 31, 1998, net assets consisted of:

                                                                        ARIZONA      MICHIGAN      MICHIGAN
                                                                        PREMIUM       QUALITY       PREMIUM
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $30,000,000  $ 80,000,000  $ 56,000,000
Common shares, $.01 par value per share                                  43,136       113,911        76,777
Paid-in surplus                                                      59,684,403   158,963,361   107,234,590
Balance of undistributed net investment income                          211,647       181,352       306,548
Accumulated net realized gain (loss) from investment transactions      (846,663)      368,083    (2,588,930)
Net unrealized appreciation of investments                            7,453,501    21,632,541    12,421,733
-----------------------------------------------------------------------------------------------------------
Net assets                                                          $96,546,024  $261,259,248  $173,450,718
===========================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000   200,000,000
   Preferred                                                          1,000,000     1,000,000     1,000,000
===========================================================================================================
                                                                                         OHIO         TEXAS
                                                                                      QUALITY       QUALITY
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                          $ 77,000,000  $ 69,000,000
Common shares, $.01 par value per share                                                93,647        94,114
Paid-in surplus                                                                   141,217,536   133,304,803
Balance of undistributed net investment income                                        636,928        99,662
Accumulated net realized gain (loss) from investment transactions                  (1,508,173)      697,614
Net unrealized appreciation of investments                                         15,500,468    15,472,923
-----------------------------------------------------------------------------------------------------------
Net assets                                                                       $232,940,406  $218,669,116
===========================================================================================================
Authorized shares:
   Common                                                                         200,000,000     Unlimited
   Preferred                                                                        1,000,000     Unlimited
===========================================================================================================

        Financial Highlights

        Selected data for a Common share outstanding throughout each period is as follows:
                                           Investment Operations
                                      --------------------------------
                                                   Net
                                                   Realized/
                         Beginning    Net          Unrealized
                         Net Asset    Investment   Investment
                         Value        Income       Gain (Loss)   Total
Arizona Premium
Year Ended 7/31:
        1998             $15.34       $1.05        $  .10        $ 1.15
        1997              14.51        1.06           .81          1.87
        1996              14.12        1.05           .38          1.43
        1995              13.61        1.07           .49          1.56
        1994              14.49        1.07          (.84)          .23
Michigan Quality
Year Ended 7/31:
        1998              15.95        1.17          (.01)         1.16
        1997              15.28        1.18           .72          1.90
        1996              15.10        1.19           .27          1.46
        1995              15.02        1.21           .19          1.40
        1994              15.85        1.21          (.82)          .39
Michigan Premium
Year Ended 7/31:
        1998              15.14        1.04           .19          1.23
        1997              14.16        1.05           .97          2.02
        1996              13.73        1.05           .41          1.46
        1995              13.46        1.04           .31          1.35
        1994              14.47        1.03         (1.01)          .02
Ohio Quality
Year Ended 7/31:
        1998              16.57        1.22           .09          1.31
        1997              15.69        1.23           .88          2.11
        1996              15.33        1.23           .35          1.58
        1995              14.84        1.22           .52          1.74
        1994              15.72        1.19          (.82)          .37
Texas Quality
Year Ended 7/31:
        1998              15.86        1.17           .07          1.24
        1997              15.06        1.19           .81          2.00
        1996              14.91        1.21           .21          1.42
        1995              14.53        1.22           .42          1.64
        1994              15.41        1.21          (.83)          .38
                                            Less Distributions
                         -----------------------------------------------------------
                         Net          Net
                         Investment   Investment    Capital      Capital
                         Income       Income        Gains        Gains
                         To Common    To Preferred  To Common    To Preferred
                         Shareholders Shareholders+ Shareholders Shareholders+ Total
Arizona Premium
Year Ended 7/31:
        1998              $(.83)      $(.23)        $--          $--           $(1.06)
        1997               (.82)       (.22)         --           --            (1.04)
        1996               (.80)       (.24)         --           --            (1.04)
        1995               (.78)       (.27)         --           --            (1.05)
        1994               (.79)       (.26)        (.05)        (.01)          (1.11)
Michigan Quality
Year Ended 7/31:
        1998               (.95)       (.24)        (.01)         --            (1.20)
        1997               (.95)       (.24)        (.03)        (.01)          (1.23)
        1996               (.95)       (.24)        (.07)        (.02)          (1.28)
        1995              (1.00)       (.26)        (.05)        (.01)          (1.32)
        1994              (1.05)       (.17)         --           --            (1.22)
Michigan Premium
Year Ended 7/31:
        1998               (.82)       (.25)         --           --            (1.07)
        1997               (.80)       (.24)         --           --            (1.04)
        1996               (.78)       (.25)         --           --            (1.03)
        1995               (.80)       (.28)         --           --            (1.08)
        1994               (.81)       (.17)        (.04)        (.01)          (1.03)
Ohio Quality
Year Ended 7/31:
        1998               (.97)       (.26)         --           --            (1.23)
        1997               (.96)       (.27)         --           --            (1.23)
        1996               (.95)       (.27)         --           --            (1.22)
        1995               (.95)       (.30)         --           --            (1.25)
        1994              (1.03)       (.18)        (.03)        (.01)          (1.25)
Texas Quality
Year Ended 7/31:
        1998               (.93)       (.27)         --           --            (1.20)
        1997               (.94)       (.26)         --           --            (1.20)
        1996               (.95)       (.27)        (.04)+++     (.01)+++       (1.27)
        1995               (.98)       (.28)         --           --            (1.26)
        1994              (1.06)       (.17)        (.03)         --            (1.26)
                                                         Total Returns
                                                  ---------------------------
                         Ending
                         Net Asset   Ending       Based on       Based on Net
                         Value       Market Value Market Value*  Asset Value*
Arizona Premium
Year Ended 7/31:
        1998             $15.43     $16.4375      12.18%          6.14%
        1997              15.34      15.4375      17.81          11.74
        1996              14.51      13.8750       7.83           8.48
        1995              14.12      13.6250      10.42           9.98
        1994              13.61      13.1250     (11.66)          (.43)
Michigan Quality
Year Ended 7/31:
        1998             15.91       17.3125      10.27           5.97
        1997             15.95       16.6250      14.02          11.19
        1996             15.28       15.5000      11.32           8.07
        1995             15.10       14.8750       4.77           8.02
        1994             15.02       15.2500       1.82           1.33
Michigan Premium
Year Ended 7/31:
        1998             15.30       15.0000      13.74           6.62
        1997             15.14       13.9375      14.95          12.97
        1996             14.16       12.8750      14.00           8.88
        1995             13.73       12.0000       2.59           8.45
        1994             13.46       12.5000     (11.43)         (1.27)
Ohio Quality
Year Ended 7/31:
        1998             16.65       18.0625      10.14           6.53
        1997             16.57       17.3125      14.70          12.14
        1996             15.69       16.0000      12.39           8.68
        1995             15.33       15.1250       6.80          10.16
        1994             14.84       15.1250       2.72           1.06
Texas Quality
Year Ended 7/31:
        1998             15.90       15.6875       6.45           6.27
        1997             15.86       15.6250      11.76          11.93
        1996             15.06       14.8750      14.60           7.72
        1995             14.91       13.8750       1.14           9.89
        1994             14.53       14.7500       (.27)          1.28
                                     Ratios/Supplemental Data
                                                   Ratio of Net
                                     Ratio of      Investment
                         Ending      Expenses to   Income to    Portfolio
                         Net Assets  Average       Average      Turnover
                         (000)       Net Assets++  Net Assets++ Rate
Arizona Premium
Year Ended 7/31:
        1998             $ 96,546    .88%          4.71%        17%
        1997               95,731    .87           4.86         11
        1996               92,095    .90           4.88         15
        1995               90,434    .86           5.21         11
        1994               88,263    .84           4.97         21
Michigan Quality
Year Ended 7/31:
        1998              261,259    .82           5.09          8
        1997              260,247    .83           5.23         11
        1996              251,033    .83           5.29         15
        1995              247,907    .84           5.54         18
        1994              246,082    .85           5.27          4
Michigan Premium
Year Ended 7/31:
        1998              173,451    .87           4.64          6
        1997              172,275    .86           4.83          4
        1996              164,688    .87           4.87         17
        1995              161,414   1.01           5.02         32
        1994              100,888    .94           4.82         17
Ohio Quality
Year Ended 7/31:
        1998             232,940     .86           4.92          9
        1997             231,232     .85           5.08         25
        1996             222,151     .87           5.09         19
        1995             218,335     .94           5.24         19
        1994             101,335     .94           5.09         2
Texas Quality
Year Ended 7/31:
        1998             218,669     .83           5.06         17
        1997             217,999     .83           5.27         13
        1996             210,423     .83           5.36         17
        1995             208,924     .91           5.54         8
        1994             153,724     .86           5.43         10

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
Total returns are not annualized.
+ The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.
+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term

Insured

Intermediate-Term

Limited-Term



STATE FUNDS
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended July 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

PHOTO OF: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:

1898 - 1998

NUVEEN

OUR SECOND CENTURY

helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com


FAN-1-7-98